--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

Chase Funds

SEMI-ANNUAL REPORT


MONEY MARKET FUND

SHORT-INTERMEDIATE TERM U.S.
GOVERNMENT SECURITIES FUND

INTERMEDIATE TERM
BOND FUND

U.S. GOVERNMENT
SECURITIES FUND

INCOME FUND

BALANCED FUND

EQUITY INCOME FUND

SMALL CAPITALIZATION

CORE EQUITY FUND

EQUITY GROWTH FUND


[CHASE Logo]

                                                                      ANCF-3-600

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
Contents
-----------------------------------------------------------------------------

Chairman's Letter                                                       1

-----------------------------------------------------------------------------
Chase Money Market Fund                                                 2
 Fund Commentary
-----------------------------------------------------------------------------

Chase Short-Intermediate Term
 U.S. Government Securities Fund                                        4
 Fund Commentary

-----------------------------------------------------------------------------
Chase Intermediate Term Bond Fund                                       6
  Fund Commentary
-----------------------------------------------------------------------------

Chase U.S. Government Securities Fund                                   8
  Fund Commentary

-----------------------------------------------------------------------------
Chase Income Fund                                                      10
 Fund Commentary
-----------------------------------------------------------------------------

Chase Balanced Fund                                                    12
 Fund Commentary

-----------------------------------------------------------------------------
Chase Equity Income Fund                                               15
 Fund Commentary
-----------------------------------------------------------------------------

Chase Small Capitalization Fund                                        18
  Fund Commentary

-----------------------------------------------------------------------------
Chase Core Equity Fund                                                 21
  Fund Commentary
-----------------------------------------------------------------------------

Chase Equity Growth Fund                                               24
  Fund Commentary

-----------------------------------------------------------------------------

Portfolios of Investments                                              27

-----------------------------------------------------------------------------
Fund Financial Statements                                              49
-----------------------------------------------------------------------------
Portfolio Financial Statements                                         79


Highlights

o Domestic equity and fixed-income markets endured a rocky period during the first half of the year.

o The streak of new economy stock outperformance came to a halt, and the divergence between those stocks and old economy stocks began to diminish.

o Amid a growing federal budget surplus backdrop, the U.S. Treasury's buyback program prompted higher long-term Treasury prices, leading to an inverted yield curve.

               ---------------------------------------------------
               NOT FDIC INSURED May lose value / No bank guarantee
               ---------------------------------------------------

--------------------------------------------------------------------------------

CHASE FUNDS

--------------------------------------------------------------------------------

Chairman's Letter

                                                                  August 1, 2000

Dear Shareholder:

We are pleased to present this semi-annual report for the Chase Funds for the six months ended June 30, 2000. To help you analyze your investment, this report gives you specific information on your Fund's holdings, performance, management strategies and outlook.

Old Economy/New Economy: An End of the Extremes
The first half of 2000 was rocky for domestic equity and fixed-income markets. At first, new economy outperformance continued, whereby technology-related stocks appreciated at the expense of all others. This was evident in the Nasdaq, which was up 15.42% in the first two months of the year, compared with a loss of 7% for the S&P 500. This trend carried into March, with the Nasdaq cresting to its 2000 high of 5,048 on March 10.

Although there was no single catalyst that caused the new economy's stumble, Nasdaq investors were on a bumpy ride for the remainder of the period as the index fell to a low of 3,164 on May 23, before rising to 4,064 on June 21, and ending at 3,966. The S&P 500 was flat (-0.4%), proving less volatile than the Nasdaq.

It became clear that the Federal Reserve Board's tight money policies were taking effect. When the Fed raised rates in May, the market was in the doldrums. Economic reports suggested, however, that rates were impacting the economy, and the potential for slower growth and an end to tightenings allowed for a June rally. The best performing S&P 500 sectors were healthcare, energy, technology and utilities. By capitalization, mid-caps outperformed.

Treasury Buyback Program Has Big Impact on Bonds
While the economic state is a driver among bonds, one cannot overlook the factor of the Treasury's buyback program for longer-dated Treasuries given the growing federal budget surplus. With normal supply-and-demand considerations taking hold, investors bid up the prices of long-term Treasuries, resulting in an inverted yield curve, with higher yields for shorter-term issues. The program caused "spread" sectors to underperform, which is unusual when the Fed is in a tightening cycle.

Undoubtedly, the big issue is whether the economy can achieve a soft landing, allowing the Fed to take its foot off the brakes. Regardless, our equity fund managers continue to pick what they believe are the best stocks across sectors, those with potential to increase earnings in a variety of economic scenarios. Our bond fund managers are focused on adding value through individual security selection as well as sector allocations. On behalf of the management team, and everyone at Chase Funds, we thank you for your business.

Sincerely yours,

[Graphic; Signature of Sarah E. Jones]

Sarah E. Jones
Chairman

--------------------------------------------------------------------------------

CHASE MONEY MARKET FUND
As of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Money Market Fund had a total return of 2.89% (Premier Shares), for the six months ended June 30, 2000. As of the last day of the period, the Fund had an annualized dividend yield of 6.15% (Premier Shares).


How the Fund Was Managed

The management team's decision to extend the Fund's average-weighted duration during the first quarter, as interest rates rose, contributed positively to performance in January, February and March. In the second quarter, the management team continued to use the rising rate environment as an opportunity to purchase higher-yielding, longer-duration paper that should help shield the Fund from subsequent drops in rates.


Where the Fund May Be Headed

In the management team's view, there will likely be one more Fed rate hike over the remainder of this year, most likely at the Federal Open Market Committee's meeting on August 22. While noting that the US economy has indicated hints of a slowdown, the team's view is that it may be the third quarter before the pace of any cooling can be confirmed. In the meantime, the expected strategy is one of diversification among high quality securities and taking advantage of any further interest rate hikes by extending duration to capture yield for shareholders.

CHASE MONEY MARKET FUND
As of June 30, 2000 (Unaudited)


Maturity Schedule

  1-14 days             64.50%
  15-30 days             7.08%
  31-60 days             7.02%
  61-90 days             7.65%
  91-180 days            2.99%
  181-270 days           7.69%
  270+ days              3.07%

7-Day Avg. Yield

  Premier Shares         6.18%
  Investor Shares        6.08%

Performance information represents past performance and is not intended to indicate or predict future results. Yields will vary and you may experience gains or losses when you sell your shares.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

Chase Money Market Fund is the successor to the AVESTA Trust Money Market Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Money Market Fund, a new investment portfolio of MFIT.

The Chase Money Market Fund unlike the AVESTA Money Market Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

Premier Shares commenced on 3/29/88, carry a $250,000 minimum initial investment and carry no sales charge. Investor Shares commenced on 11/10/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 11/10/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Yield information is net of expenses and fees, and reflects reimbursement and waiver of certain expenses and fees.

An investment in the Fund isn't a bank deposit and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------

CHASE SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND
As of June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

How the Fund Performed

Chase Short-Intermediate Term U.S. Government Securities Fund (Premier Shares) had a total return of 2.78% in the six months ended June 30, 2000, compared to a total return of 3.00% for the Lehman 1-3 Year Government Index.


How the Fund Was Managed

The Fund began 2000 with a shorter-than-benchmark duration, and this proved detrimental to performance in the first quarter. While the Fund's exposure to non-Treasury sectors was also a negative factor, this was offset by the fact that the Fund was concentrated in the short end of the yield curve. As the first quarter progressed, the management team took advantage of widening yield spreads between Treasuries and other sectors to increase the Fund's yield by adding to government agency securities.

The Fund entered the second quarter with a relatively neutral duration strategy and this generally helped the Fund maintain its performance in the crosswinds created by the strong economy's upward pressure on rates and the Treasury's buyback program's downward pressure. The Fund also benefited from its yield curve strategy as it had a barbell in place when the yield curve inverted and began adjusting back to neutral given the expectation that the curve would correct back to a more normal slope. The management team maintained the Fund's exposure to mortgage and agency securities due to historically-high yield spreads, and within mortgages began concentrating on GNMA issues for several reasons: the explicit government guarantee; higher yields that don't fully reflect the guarantee; a high degree of convexity, and; a lower likelihood of being adversely affected by mortgage prepayments.


Where the Fund May Be Headed

Moving forward, the management team intends to continue to focus on GNMA issues for the reasons cited above and to adjust the portfolio in a prudent manner as the status of the economy becomes clear.

CHASE SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND
As of June 30, 2000 (Unaudited)

Average Annual Total Returns


                                                                      Since
                                                                    Inception
                      1 Year         3 Years        5 Years         (4/1/93)
 ------------------------------------------------------------------------------
 Premier Shares       3.69%           4.89%          4.76%            4.51%
 ------------------------------------------------------------------------------
 Investor Shares      3.44%           4.76%          4.68%            4.45%
 ------------------------------------------------------------------------------

Life of Fund Performance*

[Line chart data]

                 Chase                  Lipper              Lehman          Lehman
          Short-Intermediate      Short-Intermediate     Intermediate      1-3 Year
         Term U.S. Government      U.S. Government        Government      Government
           Securities Fund           Funds Index            Index           Index
4/93            10000                   10000               10000           10000
6/93            10090                   10166               10197           10111
6/94            10080                   10135               10177           10265
6/95            10908                   10969               11169           11052
6/96            11308                   11437               11721           11657
6/97            11928                   12179               12535           12423
6/98            12744                   13046               13585           13266
6/99            13278                   13522               14186           13935
6/00            13769                   14057               14823           14612

[End Line data


*Source: Lipper Analytical Services Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Short-Intermediate Term U.S. Government Securities Fund, the Lehman 1-3 Year Government Index, the Lehman Intermediate Government Index and Lipper Short-Intermediate Term U.S. Government Funds Index from April 1, 1993 to June 30, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares commenced on 11/10/98 and carry a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 11/10/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Chase Short-Intermediate Term U.S. Government Securities Fund is the successor to the AVESTA Trust Short-Intermediate Term U.S. Government Securities Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Short-Intermediate Term U.S. Government Securities Fund, a new investment portfolio of MFIT.

Chase Short-Intermediate Term U.S. Government Securities Fund, unlike the AVESTA Trust Short-Intermediate Term U.S. Government Securities Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lehman 1-3 Year Government Index is composed of bonds covered by the Government Bond Index with maturities of 1-3 years. The index is unmanaged and reflect the reinvestment of dividends. An individual cannot invest directly in an index.

The Lipper Short-Intermediate Term U.S. Government Funds Index represents performance of the 30 largest short-intermediate term debt funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Lehman Intermediate Government Index consists of U.S. agency and Treasury securities with maturities of one to 10 years. An individual cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE INTERMEDIATE TERM BOND FUND
As of June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

How the Fund Performed

Chase Intermediate Term Bond Fund (Premier Shares) had a total return of 3.26% in the six months ended June 30, 2000, compared to a total return of 3.99% for the Lehman Aggregate Index.


How the Fund Was Managed

The Fund began 2000 positioned for continued strength in the US economy, and as such was short-to-neutral its benchmark duration. When the US Treasury announced and began its program of buying back longer-dated Treasuries, causing the yield curve to invert and longer Treasuries to outperform dramatically, the management team attempted to extend duration to take advantage of the rally. Of substantial benefit during the first quarter's rally was the Fund's yield curve strategy as the portfolio had significant exposure to 20-year securities, the strongest part of the curve. On a sector level, the Fund benefited in the first quarter from its exposure to mortgages, and the management team took advantage of widening yield spreads between Treasuries and other sectors to increase the Fund's yield substantially, especially by adding to corporate and agency positions.

The Fund's overweight position in "spread" sectors was detrimental to relative performance in April and May as longer-dated Treasuries continued to outperform with the support of the Treasury buyback program, but this was somewhat offset by positions in strong-performing longer paper during the June rally. The Fund's longer duration had the opposite effect of the "spread" sector overweight, causing underperformance in May, as rates on securities of ten years and longer rose, and then helping in the June rally.


Where the Fund May Be Headed

As the reporting period ended, the management team had begun increasing mortgage exposure given its belief that the market could be in a trading range and, therefore, it should be advantageous to hold higher-yielding securities without the extra credit and supply risks of corporate bonds. Additionally, the management team intends to continue to adjust the portfolio in a prudent manner as the status of the economy becomes clear.

CHASE INTERMEDIATE TERM BOND FUND
As of June 30, 2000 (Unaudited)

Average Annual Total Returns


                                                                 Since
                                                               Inception
                      1 Year       3 Years       5 Years       (10/3/94)
 ----------------------------------------------------------------------------
 Premier Shares       3.69%         4.93%         4.83%          6.05%
 ----------------------------------------------------------------------------
 Investor Shares      3.44%         4.78%         4.74%          5.98%
 ----------------------------------------------------------------------------

Life of Fund Performance*

[Line chart data]

             Chase            Lipper                         Lehman
          Intermediate     Intermediate      Lehman       Intermediate
           Term Bond        Grade Debt      Aggregate     Gov't/Credit
              Fund         Funds Index        Index          Index
10/94        10000            10000           10000          10000
6/95         11069            11042           11187          10947
6/96         11439            11565           11747          11494
6/97         12129            12484           12705          12324
6/98         13200            13692           14044          13376
6/99         13513            14032           14483          13935
6/00         14013            14558           15142          14521

[End Line data]


*Source: Lipper Analytical Services Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Intermediate Term Bond Fund, the Lehman Intermediate Gov't/ Credit Index (formerly the Lehman Intermediate Gov't./Corp. Index), the Lehman Aggregate Index and the Lipper Intermediate Grade Debt Funds Index from October 31, 1994 to June 30, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares commenced on 11/10/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 11/10/98 are based on the predecessor Premier Shares and do not include Investor Share expenses.

Chase Intermediate Term Bond Fund is the successor to the AVESTA Trust Intermediate Term Bond Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Intermediate Term Bond Fund, a new investment portfolio of MFIT.

Chase Intermediate Term Bond Fund, unlike the AVESTA Trust Intermediate Term Bond Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Intermediate Grade Debt Funds Index represents performance of the largest 30 intermediate investment grade debt funds. Each of these funds invests the majority of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to 10 years. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Lehman Aggregate Index is composed of the Lehman Government/ Corporate Bond Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in an index.

The Lehman Intermediate Gov't/Credit Index includes the government and corporate bond indices, with maturities of one to 10 years, including U.S. governmental treasury and agency securities, corporate and yankee bonds. An individual cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE U.S. GOVERNMENT SECURITIES FUND
As of June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

How the Fund Performed

Chase U.S. Government Securities Fund (Premier Shares) had a total return of 4.37% in the six month period ended June 30, 2000, compared to a total return of 4.97% for the Lehman Government Index.

How the Fund Was Managed

Beginning the year with a longer-than-benchmark duration, the Fund benefited as yields fell in response to the U.S. Treasury's program to buy back longer-dated securities. Although the Fund was underexposed to the Treasury sector in general during the quarter, Treasury (and mortgage) exposure was concentrated in the long end of the yield curve, which outperformed dramatically. As the first quarter progressed, the management team took advantage of widening yield spreads between Treasuries and other sectors to increase the Fund's yield profile by adding to non-GNMA government agency positions.

The Fund entered the second quarter with a relatively neutral duration and yield curve strategy, and this generally helped the Fund maintain its performance in the crosswinds created by the strong economy's upward pressure on rates and the Treasury's buyback program's downward pressure. The management team maintained the Fund's exposure to mortgage and agency securities due to historically-high yield spreads, and within mortgages began concentrating on GNMA issues for several reasons: the explicit government guarantee; higher yields that don't fully reflect the guarantee; a high degree of convexity, and; a lower likelihood of being adversely affected by mortgage prepayments.

Where the Fund May Be Headed Moving forward, the management team intends to continue its focus on GNMA issues for the reasons cited above and to adjust the portfolio in a prudent manner as the status of the economy becomes clear.

CHASE U.S. GOVERNMENT SECURITIES FUND
As of June 30, 2000 (Unaudited)

Average Annual Total Returns


                                                                 Since
                                                               Inception
                      1 Year       3 Years       5 Years       (4/1/93)
 ----------------------------------------------------------------------------
 Premier Share  s     4.26%         6.23%         5.74%          6.27%
 ----------------------------------------------------------------------------
 Investor Shares      4.00%         6.09%         5.66%          6.21%
 ----------------------------------------------------------------------------

Life of Fund Performance*

[Line chart data]


              Chase              Lipper
         U.S. Government         General           Lehman
           Securities        U.S. Government     Government
               Fund            Funds Index         Index
4/93          10000               10000            10000
6/93          10530               10252            10289
6/94           9999                9937            10151
6/95          11749               10989            11375
6/96          12100               11383            11887
9/97          12960               12227            12766
6/98          14575               13446            14203
6/99          14904               13662            14635
6/00          15535               14180            15364

[End Line data]


*Source: Lipper Analytical Services Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in the Premier Shares of Chase U.S. Government Securities Fund, the Lehman Government Index, and Lipper General U.S. Government Funds Index from April 1, 1993 to June 30, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares commenced on 11/10/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 11/10/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Chase U.S. Government Securities Fund is the successor to the AVESTA Trust U.S. Government Securities Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase U.S. Government Securities Fund, a new investment portfolio of MFIT.

Chase U.S. Government Securities Fund, unlike the AVESTA U.S. Government Securities Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

Lehman Government Index is composed of the Lehman Treasury Bond Index and the Lehman Agency Bond Index and includes Treasury bonds and debt issued by the U.S. Government and its agencies. The index is unmanaged and includes the reinvestment of dividends. An individual cannot invest directly in an index.

The Lipper General U.S. Government Funds Index represents performance of the 30 largest U.S. government securities funds. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge. An individual cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE INCOME FUND
As of June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

How the Fund Performed

Chase Income Fund (Premier Shares) had a total return of 2.78% in the six months ended June 30, 2000, compared to a total return of 4.18% for the Lehman Government/Credit Index.

How the Fund Was Managed

The Fund began 2000 positioned for continued strength in the US economy, and as such was short-to-neutral its benchmark duration. When the US Treasury announced and began its program of buying back longer-dated Treasuries, causing the yield curve to invert and longer Treasuries to outperform dramatically, the management team attempted to extend duration to take advantage of the rally. Of substantial benefit during the first quarter's rally was the Fund's yield curve strategy, as the portfolio had significant exposure to longer-term issues. As the quarter progressed, the management team took advantage of widening yield spreads between Treasuries and other sectors to increase the Fund's yield substantially, especially by adding to corporate and agency positions.

The Fund entered the second quarter positioned for continued strength in the economy and an actively-tightening Fed posture. Specifically, the Fund was overweight in non-Treasury "spread" sectors, which tend to outperform in a rising-interest rate environment. This proved beneficial in April and early May but, when economic data softened in late May and early June, the bond market shifted gears radically and began to rally. While this rally did not support the Fund's strategy, the management team felt that such a sharp reversal on limited data was a case of overreaction. Instead of restructuring the entire portfolio, therefore, the team preferred to make more limited adjustments.

Where the Fund May Be Headed
Moving forward, the management team intends to continue to adjust the portfolio in a prudent manner as the status of the economy becomes clear. On a sector level, the team is concerned about excessive corporate supply, particularly among telecommunications issuers.

CHASE INCOME FUND
As of June 30, 2000 (Unaudited)

Average Annual Total Returns

                      1 Year        3 Years        5 Years        10 Years
 ----------------------------------------------------------------------------
 Premier Share  s     2.66%         5.14%          5.42%          6.60%
 ----------------------------------------------------------------------------
 Investor Shares      2.46%         5.04%          5.36%          6.57%
 ----------------------------------------------------------------------------

10 Year Performance*


[Line chart data]

                        Lipper
         Chase      Corporate Debt          Lehman
         Income     A Rated Funds      Government/Credit
         Fund           Index                Index
6/90     10000          10000                10000
6/91     10713          10977                11022
6/92     12069          12619                12585
6/93     13483          14328                14240
6/94     13097          14000                14032
6/95     14547          15775                15823
6/96     15310          16468                16560
6/97     16297          17821                17843
6/98     18075          19733                19857
6/99     18452          19971                20392
6/00     18947          20614                21264

[End Line data]


*Source: Lipper Analytical Services Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Income Fund, the Lehman Gov't/Credit Index (formerly the Lehman Gov't/Corp. Index) and the Lipper Corporate Debt A Rated Funds Index from June 30, 1990 to June 30, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares commenced on 11/10/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 11/10/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Chase Income Fund is the successor to the AVESTA Trust Income Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Income Fund, a new investment portfolio of MFIT.

Chase Income Fund, unlike the AVESTA Income Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Corporate Debt A Rated Funds Index represents performance of the largest 30 A rated corporate debt funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Lehman Govt/Credit Index includes the Government and Corporate Bond Indices, including U.S. Government Treasury and agency securities, corporate and yankee bonds. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE BALANCED FUND
As of June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

How the Fund performed

Chase Balanced Fund, which seeks to provide a balance of current income and growth of capital, provided a total return of 2.68% (Premier shares) for the six months ended June 30, 2000, versus a (0.43)% return from the S&P 500 Index.

How the Fund was managed

Equity markets experienced a difficult first half as the stocks of companies in the technology, telecommunications and Internet-related sectors continued their meteoric rise in the first three months, only to come crashing to earth during April and May. Fixed income served to smooth this volatility, however, and provided a boost to the Fund's performance.

In spite of its volatility, technology stocks made a greater contribution to performance than any other equity sector. Our focus on leadership companies with strong earnings growth prospects helped performance. It was, however, a measure of the turmoil in technology that the Fund's individual best and worst performers were both technology stocks. Semiconductor company Intel was the leading performer, while Microsoft plunged in the face of a potential break-up.

Defensive sectors benefited from the uncertainty. Stocks in the utilities, healthcare and energy sectors all rose. Utilities were helped further by fears of rising interest rates, while pharmaceutical companies returned to favor after a lengthy period of concern regarding their poor drug pipelines. Among utilities, Enron showed particular strength, while healthcare companies Pfizer and Warner-Lambert made worthwhile contributions. Rising oil and gas prices boosted energy stocks.

There were, however, disappointments outside technology. Most notably, consumer cyclicals fell sharply, with consumer staples also garnering disappointments. Among others, Wal-Mart Stores, Home Depot and Procter & Gamble fell sharply. Communications services stocks were also disappointing, with companies such as AT&T and Sprint making stock price losses.

Fixed income had a broadly positive period, as prices firmed following early-June employment data, which suggested that Fed rate hikes had succeeded in subduing economic growth. In addition, 30-year Treasury yields fell sharply, creating an inverted yield curve.

Where the Fund may be headed

Both equities and bonds await further monthly data to confirm that growth is slowing. This should reduce market uncertainty. In the long term, we continue to seek stocks with superior earnings growth prospects. While there has been considerable recent volatility in technology stocks, we believe that much of the economy's growth potential remains locked within this industry.

CHASE BALANCED FUND
As of June 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[Pie chart data]

Technology                                            (22.6%)
Financial                                             (13.8%)
Consumer Cyclicals                                    (12.9%)
Mortgage Backed Pass Through Securities               (12.5%)
Health Care                                            (8.0%)
Utilities                                              (6.3%)
U.S. Treasurey Securities                              (6.0%)
Energy                                                 (5.3%)
Capital Goods                                          (4.9%)
Consumer Staples                                       (2.6%)
U.S. Government Agency Securities                      (2.2%)
Cash Equivalent & Short-Term Paper                     (1.8%)
Transportation                                         (0.6%)
Basic Materials                                        (0.5%)

[End Pie chart data]

Top Ten Equity Holdings of the Portfolio

1. General Electric Co. (2.8%) A diversified manufacturing, technology and services company. Operations include appliance manufacturing, capital services, information services and electrical distribution.
2. Intel Corp. (2.2%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.
3. Microsoft Corp. (2.0%) Develops, manufactures, licenses and supports computer software products.
4. Cisco Systems, Inc. (2.0%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.
5. Exxon Mobil Corp. (1.9%) Operates petroleum and petrochemicals businesses on a worldwide basis. Operations include exploration and production of oil and gas.
6. American International Group, Inc. (1.8%) Writes property and casualty insurance and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.
7. Wal-Mart Stores, Inc. (1.8%) The "Wal-Mart" Company's discount stores and "Supercenters" offer merchandise such as apparel, housewares, small appliances, electronics, hardware and other products.
8. Pfizer, Inc. (1.8%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.
9. American Express Co. (1.5%) Through its subsidiaries, the Company provides travel-related, financial advisory and international banking services around the world. Its products include the American Express Card, the Optima Card and American Express Travelers Cheques.
10. Citigroup, Inc. (1.4%) A diversified financial services holding company that provides investment services, including asset management, consumer finance services, property and casualty insurance services, and life insurance services.

Top 10 equity holdings comprised 19.2% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE BALANCED FUND
As of June 30, 2000 (Unaudited)

Average Annual Total Returns

                      1 Year        3 Years        5 Years        10 Years
 ----------------------------------------------------------------------------
 Premier Share  s     11.89%        16.84%         17.04%          12.91%
 ----------------------------------------------------------------------------
 Investor Shares      11.59%        16.65%         16.93%          12.85%
 ----------------------------------------------------------------------------

10 Year Performance*

[Line chart data]

          Chase         Lipper           Lehman          S&P
         Balanced      Balanced       Gov't./Credit      500
           Fund       Funds Index         Index         Index
6/90      10000          10000            10000         10000
6/91      10799          10906            11020         10736
6/92      11999          12448            12580         12174
6/93      13433          14235            14235         13831
6/94      13112          14349            14028         14026
6/95      15330          16575            15820         17676
6/96      17305          19032            16555         22264
6/97      21105          22957            17836         29983
6/98      25987          27186            19849         39024
6/99      30081          30324            20386         47902
6/00      33662          31674            21258         51369

[End Line data]


*Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Balanced Fund, the Lehman Gov't/Credit Index (formerly the Lehman Intermediate Gov't/Credit Index), the Standard & Poor's 500 Index and the Lipper Balanced Funds Index from June 30, 1990 to June 30, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares were introduced on 10/16/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 10/16/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Chase Balanced Fund is the successor to the AVESTA Trust-Balanced Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Balanced Fund, a new investment portfolio of MFIT.

Chase Balanced Fund, unlike the AVESTA Trust-Balanced Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Balanced Funds Index represents performance of the largest 30 balanced funds. Each of these funds invests in a portfolio of stocks and bonds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Standard and Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. It includes 500 widely held common stocks. Total return figures represent the reinvestment of dividends. An individual cannot invest directly in an index.

The Lehman Gov't/Credit Index includes the Government and Corporate Bond Indices, including the U.S. Government Treasury and agency securities, corporate and yankee bonds. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE EQUITY INCOME FUND
As of June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

How the Fund performed

Chase Equity Income Fund, which seeks to invest in securities that provide both capital appreciation and current income, generated a total return of 1.44% (Premier shares), compared to a (0.43)% return from the S&P 500 Index, for the six months ended June 30, 2000.

How the Fund was managed

The Fund's defensive qualities served it well in a difficult period. While the broad S&P 500 Index had an exceptionally volatile six months, and recorded a marginal loss, the Fund achieved a small gain. The Fund has a relatively light weighting in high-beta stocks in sectors like technology, and therefore avoided the worst market instability. It tended to fall less than the S&P 500 Index in the months when the market declined, while rising almost as much when the market recovered.

Many of the biggest gains came from the stocks of healthcare companies. These stocks had failed to participate in the technology-fueled late 1999 market rally and their prices had reached extremely depressed levels. Much of the price weakness had been caused by anticipation of legislation that would reduce the prices Medicare patients pay for drugs. But the price falls appeared overdone, and as technology stock prices started to fall, many investors sought refuge in healthcare stocks, including Pfizer and Eli Lilly.

Technology companies, ironically, also made a contribution to performance. In spite of the sharp correction that hit the sector in March, April and May, the stock prices of some companies with leading technologies were still ahead at the end of the six months. Intel, which commands premium pricing for its Pentium semiconductor chips, made the greatest individual contribution to performance. Texas Instruments was also strong.

But there was a considerable divergence of performance in the sector. Microsoft stock plummeted as the software giant's break-up appeared increasingly probable. The stock was the single biggest destroyer of the Fund's value. Other technology disappointments were Lucent Technologies and Motorola.

Elsewhere, there were few broad themes and performance was achieved almost on a stock-by-stock basis. In financials, groups that were active in the financial markets achieved stock price gains, while traditional retail and commercial banks fell back. As a result, Merrill Lynch rose in price, while SunTrust Banks fell back. Procter & Gamble was a notable faller after failing to meet first quarter earnings expectations.

Where the Fund may be headed

A firm market trend should emerge as it becomes clear whether Fed rate hikes have succeeded in subduing economic growth and preventing higher inflation.

CHASE EQUITY INCOME FUND
As of June 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[Pie chart data]

Technology                           (25.6%)
Financial                            (15.1%)
Health Care                          (13.4%)
Utilities                            (10.8%)
Cash Equivalent & Short-Term Paper    (8.2%)
Consumer Cyclicals                    (7.8%)
Capital Goods                         (5.9%)
Energy                                (5.9%)
Consumer Staples                      (5.3%)
Basic Materials                       (2.0%)

[End Pie chart data]


Top Ten Equity Holdings of the Portfolio

1. Intel Corp. (4.4%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.
2. General Electric Co. (4.1%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. General Electric also owns the National Broadcasting Company.
3. International Business Machines Corp. (3.7%) Provides technologies, systems, products, services, software and financing. It offers products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.
4. Texas Instruments, Inc. (3.2%) Provides semiconductor products, as well as designs and supplies digital signal processing and analog technologies.
5. American International Group, Inc. (3.2%) Writes property and casualty insurance and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.
6. Oracle Corp. (3.1%) Supplies software for enterprise information management. It offers databases and relational servers, application development and decision support tools and enterprise business applications
7. Citigroup, Inc. (3.1%) Diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers around the world. Its services include investment banking, retail brokerage, corporate banking and cash management products and services.
8. Microsoft Corp. (2.8%) Develops, manufactures, licenses and supports computer software products.
9. Pfizer, Inc. (2.7%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.
10. Morgan Stanley Dean Witter & Co. (2.6%) Provides financial and investment products and services worldwide. It offers securities investment, asset management and credit and transaction services. Its products include mutual funds and Discover credit cards.

Top 10 equity holdings comprised 32.9% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE EQUITY INCOME FUND
As of June 30, 2000 (Unaudited)

Average Annual Total Returns

                      1 Year       3 Years       5 Years       10 Years
 ----------------------------------------------------------------------------
 Premier Shares       3.82%        16.41%        20.72%         14.97%
 ----------------------------------------------------------------------------
 Investor Shares      3.57%        16.22%        20.60%         14.91%
 ----------------------------------------------------------------------------

10 Year Performance*

[Line chart data]

                              Lipper
         Chase Equity     Large Cap Value     S&P 500
         Income Fund        Funds Index        Index
6/90        10000              10000           10000
6/91        10572              10674           10736
6/92        11591              12183           12174
6/93        13455              14206           13831
6/94        13349              14637           14026
6/95        15740              17846           17676
6/96        19420              21962           22264
6/97        25583              28361           29983
6/98        32193              35390           39024
6/99        38866              41274           47902
6/00        40352              40326           51369


*Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance of $10,000 invested in Premier Shares of Chase Equity Income, the Standard & Poor's 500 Index and the Lipper Large Cap Value Funds Index from June 30, 1990 to June 30, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares were introduced on 8/24/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 8/24/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Chase Equity Income Fund is the successor to the AVESTA Trust Equity Income Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Equity Income Fund, a new investment portfolio of MFIT.

Chase Equity Income Fund, unlike the AVESTA Equity Income Fund is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Large Cap Value Funds Index consists of funds that invest in large-cap value stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Standard and Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures include the reinvestment of dividends. An individual cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE SMALL CAPITALIZATION FUND
As of June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

How the Fund performed

Chase Small Capitalization Fund, which seeks capital appreciation through investment in small capitalization stocks, provided a total return of 11.86% (Premier shares) for the six months ended June 30, 2000, outperforming the S&P 600 Index, which had a return of 6.93%.

How the Fund was managed

During the first six months of 2000, small capitalization stocks ended a long period of underperformance. Fueled by outstanding earnings growth, they have consistently outperformed. While the large-cap S&P 500 Index was virtually flat for the period with a fall of -0.43%, the small-cap S&P 600 Index rose 6.93%.

In the first quarter, small-caps reported significantly higher earnings growth than large caps. This was the first time in six quarters that they had done so.


Technology stocks made the greatest contribution to Fund performance in spite of considerable volatility. The technology-laden Nasdaq Index experienced its most volatile six-month period in 15 years. Management's decision to sell some of the more highly valued names during April helped the Fund avoid much of the technology stock correction that gathered pace over the next few weeks. Among the Fund's leading technology stocks were Actel, Varian and Molecular Devices.

In the capital goods sector, a number of technology-oriented stocks performed exceptionally well. Among them were Vishay Intertechnology, an electronic components manufacturer, and Hadco Corp. Hadco, a manufacturer of advanced electronic interconnect products, was acquired during the period by Sanmina Corp, an electronics contract manufacturer which is also a fund holding.

The run-up in the prices of oil and gas drove stock price gains among many energy companies. As these energy price rises appeared increasingly sustainable, so the stock prices of companies involved in activities like exploration and production rose. The Fund held stocks such as Pride International, Atwood Oceanics and Louis Dreyfus Natural Gas Co.

Healthcare stocks had a strong six months as the mapping of the human genome sparked anticipation of a new era in drug discovery. There were significant rises in the prices of generic drug, specialty pharmaceutical and biotechnology companies. Leading healthcare names included Province Healthcare, Inhale Therapeutic Systems and King Pharmaceuticals.

Where the Fund may be headed

Analysts' forecasts suggest that small-capitalization stocks should continue to generate higher earnings growth than large stocks for the rest of this year. This should lead to continued outperformance of the large-cap universe. Such an outlook depends, however, on the success of recent Fed rate hikes in subduing economic growth.

CHASE SMALL CAPITALIZATION FUND
As of June 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[Pie chart data]

Technology                         (32.6%)
Consumer Cyclicals                 (20.9%)
Healthe Care                       (17.4%)
Financial                           (8.1%)
Energy                              (5.2%)
Capital Goods                       (5.0%)
Utilities                           (3.5%)
Cash Equivalent & Short-Term Paper  (3.0%)
Basic Materials                     (1.3%)
Real Estate                         (1.2%)
Transportation                      (1.2%)
Consumer Staples                    (0.6%)

[End Pie chart data]


Top Ten Equity Holdings of the Portfolio

1. Samina Corp. (3.2%) Designs, manufactures and markets a wide range of analog and mixed-signal semiconductors, including integrated circuits, discrete circuits and assembly products. Its devices are used in computer, communications, industrial, military-aerospace and automotive applications.
2. Molecular Devices Corp. (2.7%) Designs, develops, manufacturers and markets bio-analytical measurement systems, including software and consumables. Its products are designed to accelerate and improve the cost effectiveness of the drug discovery and development process. Molecular's systems have applications in many aspects of life science, including therapeutic development.
3. Actel Corp. (2.3%) Designs, develops, manufactures and markets various non-volatile memory and logic integrated circuits using proprietary technology. Its devices are used in products for telecommunications, computers, networking, image processing, industrial and military applications and avionics.
4. Varian, Inc. (2.0%) Develops, manufacturers, sells and services a variety of scientific instruments and vacuum technologies. It supplies analytical and research instruments and related equipment for studying the chemical composition of a range of substances, as well as develops nuclear magnetic resonance spectrometers and vacuum products.
5. Black Box Corp. (1.9%) A worldwide direct marketer and technical service provider of computer communications and networking equipment and services. Catalogs offer businesses throughout the world access to numerous computer com-munications and networking products. It sells products primarily to businesses under the BLACK BOX private label.
6. Cree, Inc. (1.7%) Develops and manufactures semiconductor materials and electronic devices made from silicon carbide (SiC). It uses proprietary technology to make enabling compound semiconductors such as blue and green light emitting diodes, SiC crystals used in the production of unique gemstones and SiC wafers that are sold for device production and research.
7. Province Healthcare Co. (1.7%) Provides health care services in non-urban markets in the United States. It owns or leases acute care hospitals in several states. Province also provides management services to primarily non-urban hospitals in the United States and Puerto Rico.
8. PerkinElmer, Inc. (1.7%) Provides products and systems to the medical, pharmaceutical, telecommunications, semiconductor and photographic markets located worldwide. Its products include seals and bellows, hardware and software, opto-electronics and bioanalytic and diagnostic instrument systems.
9. BJ's Wholesale Club, Inc. (1.7%) Is a merchandise wholesale club chain. It sells brand name food and general merchandise at discounted prices through clubs in the eastern United States.
10. Vishay Intertechnology, Inc. (1.6%) Manufactures a broad line of discrete passive electronic components and discrete active electronic components, particularly resistors, capacitors, inductors, diodes and transistors.

Top 10 equity holdings comprised 20.5% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE SMALL CAPITALIZATION FUND
As of June 30, 2000 (Unaudited)

Average Annual Total Returns

                                                                  Since
                                                                Inception
                      1 Year        3 Years       5 Years        4/1/93
 ----------------------------------------------------------------------------
 Premier Shares       21.01%        11.49%        18.79%         14.73%
 ----------------------------------------------------------------------------
 Investor Shares      20.58%        11.29%        18.66%         14.64%
 ----------------------------------------------------------------------------

Life of Fund Performance*

[Line chart data]

             Chase            Lipper
             Small          Small Cap       S&P
         Capitalization     Core Funds      600
              Fund            Index        Index
4/93         10000            10000        10000
6/93         10000            10112        10217
6/94         9550             10437        10408
6/95         11450            12588        12525
6/96         15900            16345        15782
6/97         19540            18813        19208
6/98         22382            21998        22941
6/99         22377            21151        22411
6/00         27079            26147        25645

[End Line data]


*Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance of $10,000 invested in Premier Shares of Chase Small Capitalization Fund, the Standard & Poor's 600 Index and the Lipper Small Cap Core Funds Index from April 1, 1993 to June 30, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Index and the Average do not include a sales charge and have been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares were introduced on 8/12/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 8/12/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

The Chase Small Capitalization Fund is the successor to the AVESTA Trust Small Capitalization Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Small Capitalization Fund, a new investment portfolio of MFIT.

The Chase Small Capitalization Fund, unlike the AVESTA Small Capitalization Fund is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Small Cap Core Funds Index consists of funds that invest in small-capitalization stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard and Poor's 600 Index is a broad-based index consisting of 600 small capitalization companies. The index is unmanaged and reflects the reinvestment of dividend. An individual cannot invest directly in an index.

Small Capitalization funds typically carry more risk than stock funds investing in well-established blue chip companies since smaller companies generally have a higher risk of failure. Historically smaller companies' stock has experienced a greater degree of market volatility than the average stock.

--------------------------------------------------------------------------------

CHASE CORE EQUITY FUND
As of June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

How the Fund performed

Chase Core Equity Fund, which seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income, provided a total return of 0.93% (Premier shares), compared to (0.43)% from the S&P 500 Index, for the six months ended June 30, 2000.

How the Fund was managed

Equity markets experienced a difficult first half as stocks of companies in the technology, telecommunications and Internet-related sectors continued their meteoric rise in the first three months, only to come crashing down during April and May. The technology-laden Nasdaq Index fell 2.54% in the period, but this small loss masked considerable volatility.

In spite of this, the technology sector made the greatest contribution to Fund performance. Our focus on leadership companies with strong earnings growth prospects helped performance. But it was a measure of technology turmoil that both the Fund's best and worst performers were technology stocks. Intel, the semiconductor company, was the leading performer, while Microsoft plunged in the face of possible break-up.

Defensive sectors benefited from the uncertainty. Stocks in the utilities, healthcare and energy sectors all rose. Utilities were helped further by fears of rising interest rates, while pharmaceutical companies returned to favor after a lengthy period of concern regarding their poor drug pipelines. Among utilities, Enron showed particular strength, while healthcare companies Pfizer and Warner-Lambert made worthwhile contributions.

Rising oil and gas prices boosted energy stocks. Investors bought energy company stocks as it appeared increasingly likely that price rises were sustainable and would boost profits. BJ Services, the exploration and production company, made a significant contribution to performance, as did integrated energy giant Royal Dutch Petroleum.

There were, however, disappointments outside technology. Most notably, consumer cyclicals fell sharply, with consumer staples also having lackluster results. Companies such as Wal-Mart Stores, Home Depot and Procter & Gamble fell sharply. Communications services stocks were also disappointing, with companies like AT&T and Sprint making stock price losses.

Where the Fund may be headed

Market uncertainty should recede as it becomes clear whether Fed rate rises have succeeded in subduing economic growth. Employment data reported in early June suggested this was the case, but further monthly data is required to confirm the trend. In the long term, we continue to seek stocks with outstanding earnings growth prospects. While there has been considerable recent volatility in technology stocks, we believe that much of the economy's growth potential remains locked within this sector.

CHASE CORE EQUITY FUND
As of June 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments


[Pie chart data]

Technology                         (33.0%)
Consumer Cyclicals                 (15.0%)
Financial                          (13.1%)
Health Care                        (10.8%)
Utilities                           (8.3%)
Capital Goods                       (5.9%)
Energy                              (5.6%)
Consumer Staples                    (3.4%)
Cash Equivalent & Short-Term Paper  (3.1%)
Transportation                      (1.0%)
Basic Materials                     (0.8%)

[End chart data]


Top Ten Equity Holdings of the Portfolio

1. General Electric Co. (4.5%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. General Electric also owns the National Broadcasting Company.
2. Intel Corp. (3.6%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.
3. Cisco Systems, Inc. (3.2%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.
4. Microsoft Corp. (3.2%) Develops, manufactures, licenses and supports computer software products.
5. Exxon Mobil Corp. (3.0%) Operates petroleum and petrochemicals businesses on a worldwide basis. Operations include exploration and production of oil and gas.
6. American International Group, Inc. (3.0%) Writes property and casualty insurance and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.
7. Wal-Mart Stores, Inc. (2.9%) The "Wal-Mart" Company's discount stores and "Supercenters" offer merchandise such as apparel, housewares, small appliances, electronics, hardware and other products
8. Pfizer, Inc. (2.8%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.
9. American Express Co. (2.4%) Through its subsidiaries, the Company provides travel-related, financial advisory and international banking services around the world. Its products include the American Express Card, the Optima Card and American Express Travelers Cheques.
10. Citigroup, Inc. (2.2%) A diversified financial services holding company that provides investment services, including asset management, consumer finance services, property and casualty insurance services, and life insurance services.

Top 10 equity holdings comprised 30.8% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE CORE EQUITY FUND
As of June 30, 2000 (Unaudited)

Average Annual Total Returns

                                                                  Since
                                                                Inception
                      1 Year        3 Years       5 Years         4/1/93
 ----------------------------------------------------------------------------
 Premier Shares       10.32%        22.07%        24.51%          18.77%
 ----------------------------------------------------------------------------
 Investor Shares      10.08%        21.88%        24.39%          18.69%
 ----------------------------------------------------------------------------

Life of Fund Performance*

[Line chart data]

            Chase           Lipper
         Core Equity     Large Cap Core     S&P 500
            Fund          Funds Index        Index
4/93        10000            10000           10000
6/93        10010            10121           10048
6/94        10099            10231           10189
6/95        11627            12349           12840
6/96        14306            15176           16174
6/97        19126            19657           21780
6/98        25015            25464           29348
6/99        31565            30150           34798
6/00        34796            32979           37316

[End Line data]

*Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Core Equity Fund, the Standard & Poor's 500 Index and the Lipper Large Cap Core Funds Index from April 1, 1993 to June 30, 2000. The performance of the Fund assumed the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares were introduced on 9/10/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 9/10/98 are based on the predecessor Premier Shares class and do not include Investor Share expenses.

Chase Core Equity Fund is the successor to the AVESTA Trust Core Equity Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Core Equity Fund, a new investment portfolio of MFIT.

Chase Core Equity Fund, unlike the AVESTA Core Equity Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Large Cap Core Funds Index consists of funds that invest in both growth and value stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Standard and Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures include the reinvestment of dividends. An individual cannot invest directly in the index.

--------------------------------------------------------------------------------

CHASE EQUITY GROWTH FUND
As of June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
How the Fund performed

Chase Equity Growth Fund, which seeks to provide capital appreciation through investment in growth stocks, generated a total return of 1.91% (Premier shares), compared to the 2.63% return from the S&P/BARRA Growth Index, for the six months ended June 30, 2000.

How the Fund was managed

For the first few months of 2000, the divergence between 'old' and 'new' economy stocks continued to grow, as technology valuations became increasingly extended. In March, however, the technology sector began a prolonged and violent correction that lasted through May. By the end of the first half, investors were taking a stock-by-stock approach that rewarded well-managed companies with good prospects, and punished those that disappointed.

In spite of the volatility, technology names still made the greatest contribution to performance. The stocks of companies with perceived competitive advantage and strong growth prospects held up relatively well. Names like Intel, the maker of Pentium semiconductor chips, EMC Corp and Applied Materials performed well.

But there was a wide dispersion of performance in the sector. Microsoft stock--dogged by fears of a corporate break-up--fell sharply. Some of Internet stocks also ended the period in negative territory. America Online and Yahoo both nursed substantial losses.

Many defensive 'old economy' names had a strong first half. Healthcare stocks, in particular, bounced back from depressed levels. These companies had been overshadowed during 1999 by fears of legislation that would reduce the prices Medicare patients pay for drugs. But the price falls appeared overdone, and as technology stock prices started to weaken, investors sought refuge in drug stocks like Pfizer, Warner-Lambert and Eli Lilly. Biotechnology companies, like Amgen, received a boost as the mapping of the human genome sparked anticipation of a new era in drug discovery.

Investors were unforgiving of stocks that disappointed. Procter & Gamble stock plummeted in early March after the company announced extremely disappointing first quarter earnings.

Where the Fund may be headed

For the market as a whole, the big question remains whether the economy is slowing to the extent that no further interest-rate rises are necessary. The FOMC refrained from tightening in late June as weaker economic and monetary data suggested that the 175 basis points of tightening over the past year might be beginning to lower the trend rate of economic growth, and to reduce rising price pressures. But the extent of any slowdown is still an open question.

CHASE EQUITY GROWTH FUND
As of June 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[Pie chart data]

Technology                         (49.8%)
Health Care                        (18.0%)
Consumer Cyclicals                 (13.8%)
Capital Goods                       (6.1%)
Financial                           (6.0%)
Consumer Staples                    (2.5%)
Cash Equivalent & Short-Term Paper  (2.3%)
Utilities                           (1.5%)

[End Pie chart data]


Top Ten Equity Holdings of the Portfolio

1. Intel Corp. (6.2%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.
2. Cisco Systems, Inc. (5.5%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.
3. General Electric Co. (5.5%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. General Electric also owns the National Broadcasting Company.
4. EMC Corp. (5.0%) Provides enterprise storage systems, software, networks and services.
5. Applied Materials, Inc. (4.6%) Develops, manufactures, markets and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry.
6. Pfizer, Inc. (4.6%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.
7. Novellus Systems, Inc. (3.8%) Manufactures, markets and services advanced automated wafer fabrication systems for the deposition of thin films.
8. Microsoft Corp. (3.6%) Develops, manufactures, licenses and supports computer software products.
9. Wal-Mart Stores, Inc. (3.6%) The "Wal-Mart" Company's discount stores and "Supercenters" offer merchandise such as apparel, housewares, small appliances, electronics, hardware and other products.
10. Amgen, Inc. (3.5%) Discovers, develops, manufactures and markets human therapeutics based on cellular and molecular biology. Focuses its research on secreted protein and small molecule therapeutics.

Top 10 equity holdings comprised 45.9% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE EQUITY GROWTH FUND
As of June 30, 2000 (Unaudited)

Average Annual Total Returns

                      1 Year        3 Years       5 Years       10 Years
 ----------------------------------------------------------------------------
 Premier Share  s     20.14%        28.06%        27.81%         17.46%
 ----------------------------------------------------------------------------
 Investor Shares      19.83%        27.84%        27.68%         17.40%
 ----------------------------------------------------------------------------

10 Year Performance*

[Line chart data]

             Chase              Lipper              S&P
         Equity Growth     Large Cap Growth     Barra Growth
             Fund            Funds Index           Index
6/90         10000               10000             10000
6/91         10083               10578             10893
6/92         11421               12156             12361
6/93         12464               13805             13350
6/94         12189               13978             13315
6/95         14658               17568             17407
6/96         17530               21803             22453
6/97         23799               27896             30645
6/98         32164               36741             41281
6/99         41599               46603             52920
6/00         49982               56077             62771


*Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Equity Growth Fund, the Standard and Poor's Barra Growth Index and Lipper Large Cap Growth Funds Index from June 30, 1990 to June 30, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares were introduced on 8/13/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 8/13/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Chase Equity Growth Fund is the successor to the AVESTA Trust Equity Growth Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Equity Growth Fund, a new investment portfolio of MFIT.

Chase Equity Growth Fund, unlike the AVESTA Equity Growth Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Large Cap Growth Funds Index consists of funds that invest in large-cap growth stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Standard and Poor's Barra Growth Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures include the reinvestment of dividends. An individual cannot invest directly in an index.

--------------------------------------------------------------------------------

CHASE MONEY MARKET FUND
Portfolio of Investments

--------------------------------------------------------------------------------

As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Principal
    Amount
    (USD)         Issuer                                                       Value
----------------------------------------------------------------------------------------
  Money Market Instruments -- 99.4%
----------------------------------------------------------------------------------------
                  U.S. Government Agency Security -- 3.0%
                  ---------------------------------------
      $10,000     Federal Home Loan Bank, DN, 6.13%, 12/22/00                  $ 9,721
                  (Cost $9,721)
                  State and Municipal Obligation -- 1.5%
                  --------------------------------------
        5,000     Texas State, Taxable, Veterans Housing Assistance, Ser.
                  A-2, FRDO, 6.60%, 07/03/00                                     5,000
                  (Cost $5,000)
                  Corporate Notes & Bonds -- 54.1%
                  --------------------------------
                  Automotive -- 12.5%
       10,000     Chrysler Financial Co., LLC, Ser. R, MTN, FRN, 6.74%,
                  08/18/00                                                      10,006
       10,000     Ford Motor Credit Co., MTN, FRN, 6.74%, 08/18/00               9,999
       10,000     General Motors Acceptance Corp., MTN, FRN, 7.00%,
                  08/09/00                                                      10,010
                  Toyota Motor Credit Corp., MTN,
        3,000      5.76%, 07/06/00                                               3,000
        4,000      FRN, 6.80%, 08/18/00                                          4,000
        4,000      FRN, 6.81%, 07/12/00                                          4,000
                                                                                ------
                                                                                41,015
                  Banking -- 1.2%
        4,000     American Express Centurion Bank, FRN, 6.85%, 09/29/00          4,000
                  Computers/Computer Hardware -- 0.6%
        2,000     IBM Credit Corp., MTN, 5.93%, 08/07/00                         2,000
                  Financial Services -- 26.6%
       10,000     Associates Corp. of North America, SUB, FRN, 6.77%,
                  09/15/00                                                       9,999
       12,000     Bear Stearns Co., Inc., Ser. B, MTN, FRN, 6.71%, 07/24/00     11,999
        5,000     Bollingbrent LTD Partnership, Ser. 1999, FRN, 6.77%,
                  07/03/00                                                       5,000
       10,000     CIT Group, Inc., MTN, FRN, 6.80%, 09/15/00
                  Citicorp, Ser. C, MTN, FRN,                                    9,998
        5,000      6.46%, 07/24/00                                               5,005
        9,000      7.31%, 11/22/00                                               9,008
        6,000     Goldman Sachs Group LP, Ser. A, MTN, FRN, #, 6.36%,
                  07/17/00                                                       6,000
        5,000     Homeside Lending, Inc., MTN, FRN, 6.41%, 07/24/00              5,004
        5,000     International Lease Finance Corp., FRN, 6.45%, 08/01/00        5,003
                  Merrill Lynch & Co., Inc., FRN,
        5,000      6.72%, 08/14/00                                               5,000
        2,000      MTN, 6.80%, 08/03/00                                          2,001
                  Morgan Stanley Dean Witter & Co.,
        8,000      6.95%, 08/10/00                                               8,011
        5,000      MTN, FRN, 7.32%, 08/14/00                                     5,011
                                                                                ------
                                                                                87,039
                  Machinery & Engineering Equipment -- 7.7%
                  Caterpillar Financial Services Corp., Ser. F,
       10,000      6.41%, 07/10/00                                              10,010
        5,000      6.89%, 09/01/00                                               5,001
       10,000     John Deere Capital Corp., MTN, FRN, 6.97%, 08/09/00           10,009
                                                                                ------
                                                                                25,020

                       See notes to financial statements.

CHASE MONEY MARKET FUND
Portfolio of Investments (Continued)


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Principal
    Amount
    (USD)         Issuer                                                         Value
------------------------------------------------------------------------------------------
  Money Market Instruments -- Continued
------------------------------------------------------------------------------------------
                  Telecommunications -- 4.9%
      $ 6,000     AT&T Corp., FRN, #, 6.24%, 07/13/00                            $  6,000
       10,000     SBC Communications, Inc., FRN, #, 6.68%,
                  08/15/00                                                          9,998
                                                                                 --------
                                                                                   15,998
                  Utilities -- 0.6%
        2,000     National Rural Utilities Co., Ser. C., MTN, FRN, 6.81%, 09/
                  08/00                                                             2,000
                --------------------------------------------------------------------------
                  Total Corporate Notes & Bonds                                   177,072
                  (Cost $177,072)
                --------------------------------------------------------------------------
                  Commercial Paper -- 19.1%
                  -------------------------
                  Asset Backed Securities -- 16.1%
        3,487     Barton Capital Corp., 6.61%, 07/25/00                             3,472
        9,463     Blue Ridge Asset Funding Corp., 6.61%, 07/06/00                   9,454
        6,000     Eureka Securitization Inc., #, 6.70%, 08/09/00                    5,957
       15,000     Montauk Funding Corp., 6.69%, 08/17/00                           14,871
        9,560     Old Line Funding Corp., #, 6.60%, 07/17/00                        9,532
        9,476     Victory Receivables, 6.72%, 07/13/00                              9,455
                                                                                 --------
                                                                                   52,741
                  Banking -- 3.0%
       10,000     Credit Suisse First Boston Corp. (Switzerland), 6.32%, 09/
                  13/00                                                             9,874
                --------------------------------------------------------------------------
                  Total Commercial Paper                                           62,615
                  (Cost $62,615)
                --------------------------------------------------------------------------
                  Certificates of Deposit -- 19.9%
                  --------------------------------
       10,000     Bayerische Hypo- und Vereinsbank AG,                              9,997
                   (Germany), (Yankee), Floating Rate, 6.59%, 07/28/00
        5,000     Bayerische Landesbank Girozentrale,                               4,998
                   (Germany), (Yankee), Floating Rate, 6.58%, 07/17/00
       10,000     Commerzbank AG, (Germany), (Yankee), 6.55%, 01/08/01              9,999
       10,000     Dresdner Bank AG, (Germany), (Yankee), Floating Rate,
                  6.59%, 07/28/00                                                   9,997
        5,000     First Union National Bank, Floating Rate, 6.86%,
                  09/25/00                                                          5,000
       10,000     Landesbank Hessen-Thueringen Girozentrale
                  (Germany), (Yankee), 6.90%, 04/30/01                              9,998
       10,000     Norddeutsche Landesbank Girozentrale (Germany),
                  (Yankee), 6.60%, 01/18/01                                         9,997
        5,000     Svenska Handelsbanken, Inc., (Sweden), (Yankee), 6.80%,
                  02/14/01                                                          4,999
                --------------------------------------------------------------------------
                  Total Certificates of Deposit                                    64,985
                  (Cost $64,985)
                --------------------------------------------------------------------------
                  Repurchase Agreement -- 1.8%
                  ----------------------------
        5,762     Goldman Sachs Group LP, Tri Party, 6.88%, 07/03/00
                   (Dated 06/30/00, Proceeds $5,765, Secured by FHLMC,
                  $5,795, 8.00%, due 08/01/23; Market Value $5,877)                 5,762
                  (Cost $5,762)
------------------------------------------------------------------------------------------
                  Total Investments--99.4%                                       $325,155
                  (Cost $325,155)
------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND
Portfolio of Investments

-------------------------------------------------------------------------------


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Principal
    Amount      Issuer                                                  Value
------------------------------------------------------------------------------------
  Long-Term Investments -- 92.8%
------------------------------------------------------------------------------------
                U.S. Treasury Securities -- 16.5%
                ---------------------------------
                U.S. Treasury Notes & Bonds,
      $  800     5.50%, 12/31/00                                       $   796
       1,000     5.63%, 02/15/06                                           970
       1,000     6.00%, 08/15/09                                           992
       1,100     6.88%, 05/15/06                                         1,133
         500     7.00%, 07/15/06                                           518
         500     10.75%, 02/15/03                                          550
              ----------------------------------------------------------------------
                Total U.S. Treasury Securities                           4,959
                (Cost $4,958)
              ----------------------------------------------------------------------
                U.S. Government Agency Securities -- 61.0%
                ------------------------------------------
       1,330    Federal Farm Credit Bank, MTN, 6.90%, 05/01/02           1,328
       1,300    Federal Home Loan Bank, 6.79%, 04/17/01                  1,298
                Federal Home Loan Mortgage Corp.,
       1,500     6.25%, 10/15/02                                         1,478
       4,500     7.00%, 02/15/03                                         4,498
       1,000     7.38%, 05/15/03                                         1,010
                Federal National Mortgage Association,
       1,500     5.25%, 01/15/03                                         1,440
       1,000     6.00%, 05/15/08                                           933
       1,500     6.25%, 11/15/02                                         1,477
       1,000     6.50%, 08/15/04                                           981
       1,000     6.63%, 09/15/09                                           966
       1,000     7.10%, 10/18/04                                           993
       2,000     7.13%, 02/15/05                                         2,008
              ----------------------------------------------------------------------
                Total U.S. Government Agency Securities                 18,410
                (Cost $18,475)
              ----------------------------------------------------------------------
                Mortgage Backed Securities -- 15.3%
                -----------------------------------
                Collateralized Mortgage Obligation -- 4.6%
       1,405    Federal Home Loan Mortgage Corp., Ser. 2196, Class
                MA, 7.00%, 11/15/06                                      1,388
                Residential Mortgage Backed Pass-Through Securities -- 10.7%
                Federal National Mortgage Association,
         894     Pool 190806, 6.00%, 05/01/01                              886
       2,414     Pool 251901, 6.50%, 08/01/13                            2,331
              ----------------------------------------------------------------------
                Total Mortgage Backed Securities                         4,605
                (Cost $4,731)
------------------------------------------------------------------------------------
                Total Long-Term Investments                             27,974
                (Cost $28,164)
------------------------------------------------------------------------------------
Short-Term Investment -- 8.9%
------------------------------------------------------------------------------------
                U.S. Government Agency Security -- 8.9%
                ---------------------------------------
       2,669    Federal Home Loan Bank, DN, 6.57%, 07/03/00              2,668
                (Cost $2,668)
------------------------------------------------------------------------------------
                Total Investments -- 101.7%                            $30,642
                (Cost $30,832)
------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

       CHASE INTERMEDIATE TERM BOND FUND
       Portfolio of Investments

--------------------------------------------------------------------------------

As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Principal
    Amount
    (USD)         Issuer                                                      Value
--------------------------------------------------------------------------------------
  Long-Term Investments -- 86.6%
--------------------------------------------------------------------------------------
                  U.S. Treasury Securities -- 8.2%
                  ----------------------------------
                  U.S. Treasury Notes & Bonds,
        $ 800      5.75%, 06/30/01                                           $ 794
          300      6.13%, 08/15/29                                             303
          600      6.25%, 08/15/23                                             605
        1,900      8.13%, 08/15/19                                           2,297
                ----------------------------------------------------------------------
                  Total U.S. Treasury Securities                             3,999
                  (Cost $4,016)
                ----------------------------------------------------------------------
                  U.S. Government Agency Securities -- 9.0%
                  -----------------------------------------
                  Federal Home Loan Bank,
        1,400      5.40%, 03/01/04                                           1,324
          500      7.00%, 04/02/07                                             498
                  Federal Home Loan Mortgage Corp.,
        1,300      5.75%, 03/15/09                                           1,184
          650      6.25%, 07/15/04                                             632
          800     Federal National Mortgage Association, 6.50%, 08/15/04       785
                ----------------------------------------------------------------------
                  Total U.S. Government Agency Securities                    4,423
                  (Cost $4,512)
                ----------------------------------------------------------------------
                  Foreign Government Security -- 1.6%
                  -----------------------------------
          800     Quebec Province (Canada), 7.50%, 09/15/29                    786
                  (Cost $786)
                  Corporate Notes & Bonds -- 38.4%
                  --------------------------------
                  Aerospace -- 0.7%
          365     Raytheon Co., #, 7.90%, 03/01/03                             367
                  Automotive -- 3.3%
          800     Daimler Chrysler North America Holding Corp.
                  (Germany), 8.00%, 06/15/10                                   819
          750     TRW, Inc., #, 6.45%, 06/15/01                                741
                                                                             -----
                                                                             1,560
                  Banking -- 1.3%
          750     U.S. Bank, NA, 5.70%, 12/15/08                               645
                  Chemicals -- 1.0%
          500     Rohm & Haas Co., 7.40%, 07/15/09                             497
                  Computers/Computer Hardware -- 1.6%
          800     Hewlett-Packard Co., 7.15%, 06/15/05                         801
                  Consumer Products -- 1.6%
          800     Procter & Gamble Co., 6.60%, 12/15/04                        784
                  Electronics/Electrical Equipment -- 1.4%
          700     General Electric Capital Corp., MTN, 5.91%, 05/07/01         693
                  Financial Services -- 11.2%
          900     American Express Co., 8.50%, 08/15/01                        913
          600     Associates Corp. of North America, 6.63%, 05/15/01           596
          600     International Lease Finance Corp., 5.95%, 06/01/01           592
          800     Lehman Brothers Holdings, Inc., 7.75%, 01/15/05              793
        1,000     Merrill Lynch & Co., Inc., MTN, 6.10%, 12/10/01              989
          800     Morgan Stanley Dean Witter & Co., 7.75%, 06/15/05            806
                  National Rural Utilities Cooperative Finance Corp.,
          300      5.50%, 01/15/05                                             279
          500      6.13%, 05/15/05                                             475
                                                                             -----
                                                                             5,443

                       See notes to financial statements.

CHASE INTERMEDIATE TERM BOND FUND
Portfolio of Investments (Continued)


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Principal
    Amount
    (USD)         Issuer                                                        Value
-----------------------------------------------------------------------------------------
    Long-Term Investments -- Continued
-----------------------------------------------------------------------------------------
                  Food/Beverage Products -- 1.6%
       $  800     Coca-Cola Enterprises, 7.13%, 09/30/09                        $  776
                  Insurance -- 1.5%
          750     GE Global Insurance Holding Corp., 7.75%, 06/15/30               745
                  Oil & Gas -- 2.3%
          800     Amerada Hess Corp., 7.88%, 10/01/29                              782
          330     PEMEX Finance LTD (Cayman Islands), #, 9.03%,
                  02/15/11                                                         336
                                                                                ------
                                                                                 1,118
                  Paper/Forest Products -- 1.6%
          800     International Paper Co., #, 8.13%, 07/08/05                      805
                  Pipelines -- 1.1%
          550     Enron Corp., 7.88%, 06/15/03                                     553
                  Retailing -- 1.6%
          800     Wal-Mart Stores, Inc., 6.88%, 08/10/09                           781
                  Telecommunications -- 4.3%
          800     WorldCom, Inc., 7.55%, 04/01/04                                  795
          750     Metronet Communications Corp. (Canada), SUB, 0.00%,
                  06/15/03                                                         608
          650     Vodafone AirTouch PLC (United Kingdom), #, 7.63%,
                  02/15/05                                                         650
                                                                                ------
                                                                                 2,053
                  Utilities -- 2.3%
          440     Cilcorp Inc., 8.70%, 10/15/09                                    443
          700     Israel Electronic Corp. (Israel), MTN, #, 8.25%, 10/15/09        706
                                                                                ------
                                                                                 1,149
                ------------------------------------------------------------------------
                  Total Corporate Notes & Bonds                                 18,770
                  (Cost $18,844)
                ------------------------------------------------------------------------
                  Mortgage Backed Securities -- 29.4%
                  -----------------------------------
                  Residential Mortgage Backed Pass-Through Securities -- 29.4%
        1,051     Federal Home Loan Mortgage Corp., Gold Pool C17245,
                  7.00%, 11/01/28                                                1,016
                  Federal National Mortgage Association,
          601      Pool 253033, 7.00%, 02/01/15                                    589
          334      Pool 398212, 6.50%, 02/01/13                                    323
        1,545      Pool 398265, 6.00%, 03/01/28                                  1,416
          895      Pool 429362, 6.00%, 08/01/29                                    819
          900      Pool 442508, 6.00%, 09/01/13                                    852
        2,260      Pool 498091, 6.50%, 05/01/29                                  2,133
          418      Pool 510435, 6.50%, 01/01/15                                    403
          743      Pool 527266, 6.50%, 11/01/14                                    716
        1,494      Pool 528399, 8.00%, 01/01/30                                  1,500
                  Government National Mortgage Association,
          746      Pool 448704, 7.50%, 10/15/27                                    741
        1,394      Pool 486598, 6.50%, 10/15/28                                  1,323
        1,092      Pool 504549, 7.00%, 09/15/29                                  1,061
        1,497      Pool 508316, 8.00%, 02/15/30                                  1,513
                -------------------------------------------------------------------------
                  Total Mortgage Backed Securities                              14,405
                  (Cost $14,561)
-----------------------------------------------------------------------------------------
                  Total Long-Term Investments                                   42,383
                  (Cost $42,719)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

CHASE INTERMEDIATE TERM BOND FUND
Portfolio of Investments (Continued)


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


Principal
Amount
(USD)            Issuer                                           Value
------------------------------------------------------------------------------
    Short-Term Investment -- 12.6%
------------------------------------------------------------------------------
                  U.S. Government Agency Security -- 12.6%
                  -----------------------------------------
   $6,185         Federal Home Loan Bank, DN, 6.57%, 07/03/00     $ 6,183
                  (Cost $6,183)
------------------------------------------------------------------------------
                  Total Investments -- 99.2%                      $48,566
                  (Cost $48,902)
------------------------------------------------------------------------------






                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE U.S. GOVERNMENT SECURITIES FUND
Portfolio of Investments

--------------------------------------------------------------------------------

As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Principal
    Amount      Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- 93.4%
--------------------------------------------------------------------------------
                U.S. Treasury Securities -- 28.0%
                ---------------------------------
                U.S. Treasury Notes & Bonds,
      $  240     6.13%, 08/15/29                                       $  242
         300     6.50%, 08/31/01                                          300
       1,000     8.13%, 08/15/19                                        1,209
              ------------------------------------------------------------------
                Total U.S. Treasury Securities                          1,751
                (Cost $1,681)
              ------------------------------------------------------------------
                U.S. Government Agency Securities -- 7.7%
                -----------------------------------------
                Federal National Mortgage Association,
         250     6.38%, 06/15/09                                          238
         250     6.50%, 08/15/04                                          245
              ------------------------------------------------------------------
                Total U.S. Government Agency Securities                   483
                (Cost $485)
              ------------------------------------------------------------------
                Mortgage Backed Securities -- 57.7%
                -----------------------------------
                Collateralized Mortgage Obligation -- 1.4%
          94    Government National Mortgage Association, Ser.
                1999-8, Class A, 6.25%, 06/16/25                           90
                Residential Mortgage Backed Pass-Through
                  Securities -- 56.3%
         383    Federal Home Loan Mortgage Corp., Gold Pool E00766,
                7.00%, 12/01/14                                           376
                Federal National Mortgage Association,
         283     Pool 252921, 7.50%, 11/01/14                             282
         597     Pool 511599, 8.00%, 12/01/29                             600
         464     Pool 523930, 8.00%, 11/01/29                             466
         645     Pool 525908, 7.00%, 12/01/29                             623
                Government National Mortgage Association,
         393     Pool 434628, 8.00%, 12/15/29                             397
         250     Pool 473829, 6.50%, 01/15/29                             237
         199     Pool 509443, 9.00%, 12/15/29                             206
         323     Pool 510845, 7.50%, 12/15/29                             321
              ------------------------------------------------------------------
                Total Mortgage Backed Securities                        3,598
                (Cost $3,633)
--------------------------------------------------------------------------------
                Total Long-Term Investments                             5,832
                (Cost $5,799)
--------------------------------------------------------------------------------
  Short-Term Investment -- 5.5%
--------------------------------------------------------------------------------
                U.S. Government Agency Security -- 5.5%
                ---------------------------------------
         343    Federal Home Loan Bank, DN, 6.57%, 07/03/00               343
                (Cost $343)
--------------------------------------------------------------------------------
                Total Investments -- 98.9%                             $6,175
                (Cost $6,142)
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE INCOME FUND
Portfolio of Investments

--------------------------------------------------------------------------------

As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Principal
    Amount
    (USD)         Issuer                                              Value
--------------------------------------------------------------------------------
  Long-Term Investments -- 89.2%
--------------------------------------------------------------------------------
                  U.S. Treasury Securities -- 13.9%
                  ---------------------------------
                  U.S. Treasury Notes & Bonds,
       $1,400      7.13%, 02/15/23 -                                   $1,556
        2,000      7.63%, 02/15/25 -                                    2,365
        3,400      8.13%, 08/15/19 -                                    4,111
          500      11.25%, 02/15/15                                       737
                ----------------------------------------------------------------
                  Total U.S. Treasury Securities                        8,769
                  (Cost $8,571)
                ----------------------------------------------------------------
                  U.S. Government Agency Securities -- 8.3%
                  -----------------------------------------
                  Federal Home Loan Bank,
        1,600      7.25%, 05/13/05                                      1,614
        1,600      7.63%, 05/15/07                                      1,644
                  Federal National Mortgage Association,
          400      6.00%, 07/15/49                                        366
          400      6.50%, 07/15/49                                        377
        1,250     Government National Mortgage Association, 8.00%,
                  07/15/49                                              1,258
                ----------------------------------------------------------------
                  Total U.S. Government Agency Securities               5,259
                  (Cost $5,243)
                ----------------------------------------------------------------
                  Foreign Government Securities -- 2.4%
                  -------------------------------------
                  Quebec Province (Canada),
          750      6.50%, 01/17/06 -                                      724
          800      7.50%, 09/15/29                                        786
                ----------------------------------------------------------------
                  Total Foreign Government Securities                   1,510
                  (Cost $1,526)
                ----------------------------------------------------------------
                  Corporate Notes & Bonds -- 26.7%
                  --------------------------------
                  Aerospace -- 1.1%
          700     Raytheon Co., #, 7.90%, 03/01/03 -                      704
                  Automotive -- 2.9%
                  Ford Motor Credit Co.,
        1,000      6.25%, 12/08/05 -                                      936
          900      7.38%, 10/28/09 -                                      871
                                                                       ------
                                                                        1,807
                  Banking -- 2.3%
          800     Bank of America Corp., 7.80%, 02/15/10 -                796
          700     Korea Development Bank (South Korea), 6.50%,
                  11/15/02 -                                              678
                                                                       ------
                                                                        1,474
                  Broadcasting/Cable -- 0.8%
          500     Comcast Corp., 10.25%, 10/15/01 -                       517
                  Diversified -- 0.8%
          500     Textron, Inc., 6.38%, 07/15/04 -                        477
                  Financial Services -- 2.7%
                  Lehman Brothers Holdings Inc.,
          750      6.63%, 02/05/06 -                                      701
        1,000      MTN, FRN, 6.60%, 09/04/01 -                          1,000
                                                                       ------
                                                                        1,701

                       See notes to financial statements.

CHASE INCOME FUND
Portfolio of Investments (Continued)


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Principal
    Amount
    (USD)         Issuer                                                         Value
-----------------------------------------------------------------------------------------
  Long-Term Investments -- Continued
-----------------------------------------------------------------------------------------
                  Insurance -- 2.1%
       $1,000     Conseco, Inc., 8.50%, 10/15/02 -                              $  720
          600     GE Global Insurance Holding Corp., 7.75%, 06/15/30 -             596
                                                                                ------
                                                                                 1,316
                  Multi-Media -- 2.5%
          650     Clear Channel Communications, Inc., 7.88%, 06/15/05              652
        1,100     Time Warner Inc., 6.63%, 05/15/29 -                              908
                                                                                ------
                                                                                 1,560
                  Oil & Gas -- 1.2%
          800     YPF Sociedad Anonima (Argentina), 7.25%, 03/15/03 -              773
                  Packaging -- 0.8%
          500     Tenneco Packaging, Inc., 8.00%, 04/15/07 -                       502
                  Pipelines -- 0.9%
          600     El Paso Energy Corp., 6.75%, 05/15/09 -                          558
                  Retailing -- 2.3%
          675     SAKS Inc., 7.25%, 12/01/04 -                                     613
          850     Wal-Mart Stores, Inc., 6.88%, 08/10/09 -                         830
                                                                                ------
                                                                                 1,443
                  Telecommunications -- 3.4%
          900     Sprint Capital Corp., 6.38%, 05/01/09 -                          812
          600     U.S. West Capital Funding, Inc., 6.25%, 07/15/05 -               562
          800     Vodafone AirTouch PLC (United Kingdom), #, 7.63%,
                  02/15/05 -                                                       801
                                                                                ------
                                                                                 2,175
                  Utilities -- 2.9%
          650     Cilcorp Inc., 8.70%, 10/15/09 -                                  655
          500     Israel Electric Corp. (Israel), MTN, #, 7.75%, 12/15/27 -        440
          750     TXU Eastern Funding (United Kingdom), 6.15%,
                  05/15/02 -                                                       729
                                                                                ------
                                                                                 1,824
                                                                                ------
                 ------------------------------------------------------------------------
                  Total Corporate Notes & Bonds                                 16,831
                  (Cost $17,171)
                 ------------------------------------------------------------------------
                  Mortgage Backed Securities -- 33.9%
                  -----------------------------------
                  Residential Mortgage Backed Pass-Through Securities -- 33.9%
                  Federal National Mortgage Association,
        1,357      Pool 253033, 7.00%, 02/01/15 -                                1,331
        2,911      Pool 253036, 7.00%, 02/01/30 -                                2,810
        2,444      Pool 490445, 6.00%, 03/01/29 -                                2,237
        1,236      Pool 494272, 6.50%, 04/01/29 -                                1,166
        2,968      Pool 503599, 6.50%, 06/01/29 -                                2,801
        3,346      Pool 523193, 7.50%, 11/01/29 -                                3,298
          980      Pool 534064, 8.00%, 03/01/30 -                                  984
        2,594      Pool 535054, 6.50%, 11/01/14 -                                2,500
                  Government National Mortgage Association,
        1,631      Pool 487224, 6.50%, 05/15/29 -                                1,548
        1,547      Pool 510285, 7.00%, 08/15/29 -                                1,503
        1,148      Pool 527141, 8.00%, 03/15/30 -                                1,160
                 ------------------------------------------------------------------------
                  Total Mortgage Backed Securities                              21,338
                  (Cost $21,511)
                 ------------------------------------------------------------------------

                       See notes to financial statements.

CHASE INCOME FUND
Portfolio of Investments (Continued)


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Principal
    Amount
    (USD)         Issuer                                                Value
-------------------------------------------------------------------------------------
  Long-Term Investments -- Continued
-------------------------------------------------------------------------------------
                  Asset Backed Securities -- 4.0%
                  -------------------------------
                  MBNA Master Credit Card Trust,
       $  900      Ser. 1999-J, Class A, 7.00%, 02/15/12 -             $   884
          800      Ser. 1999-M, Class B, 6.80%, 04/16/07 -                 783
          850     Residential Funding Mortgage Securities II, Ser.
                  2000-HI1, Class AI4, 7.79%, 01/25/14 -                   849
                ---------------------------------------------------------------------
                  Total Asset Backed Securities                          2,516
                  (Cost $2,528)
-------------------------------------------------------------------------------------
                  Total Long-Term Investments                           56,223
                  (Cost $56,550)
-------------------------------------------------------------------------------------
Short-Term Investment -- 13.6%
-------------------------------------------------------------------------------------
                  U.S. Government Agency Security -- 13.6%
                  ----------------------------------------
        8,585     Federal Home Loan Bank, DN, 6.57%, 07/03/00 -          8,582
                  (Cost $8,582)
-------------------------------------------------------------------------------------
                  Total Investments -- 102.8%                          $64,805
                  (Cost $65,132)
-------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE BALANCED FUND
Portfolio of Investments

--------------------------------------------------------------------------------

As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Shares    Issuer                                       Value
--------------------------------------------------------------------------------
  Long-Term Investments -- 98.8%
--------------------------------------------------------------------------------
              Common Stock -- 60.3%
              ---------------------
              Advertising -- 0.3%
        4     Omnicom Group                               $ 374
              Airlines -- 0.6%
       38     Southwest Airlines, Inc.                      725
              Automotive -- 0.5%
        9     Ford Motor Co.                                378
        4     General Motors Corp.                          209
        1     Visteon Corp. *                                14
                                                          -----
                                                            601
              Banking -- 1.0%
        9     Bank of America Corp.                         378
       15     Bank of New York Co., Inc.                    693
                                                          -----
                                                          1,071
              Biotechnology -- 0.7%
       11     Amgen, Inc. *                                 776
              Computer Networks -- 2.0%
       35     Cisco Systems, Inc. *                       2,247
              Computer Software -- 3.5%
       29     Microsoft Corp. *                           2,294
       15     Oracle Corp. *                              1,261
        7     Symantec Corp. *                              375
                                                          -----
                                                          3,930
              Computers/Computer Hardware -- 4.2%
       18     Dell Computer Corp. *                         901
       17     EMC Corp. *                                 1,336
        6     Hewlett-Packard Co.                           712
        8     International Business Machines Corp.         920
        9     Sun Microsystems, Inc. *                      818
                                                          -----
                                                          4,687
              Consumer Products -- 1.7%
       13     Avon Products, Inc.                           561
       15     Colgate-Palmolive Co.                         868
        9     Gillette Co.                                  314
       12     Philip Morris Companies, Inc.                 327
        7     Procter & Gamble Co.                          388
                                                          -----
                                                          2,458
              Diversified -- 3.4%
       59     General Electric Co.                        3,144
       15     Tyco International LTD (Bermuda)              692
                                                          -----
                                                          3,836
              Electronics/Electrical Equipment -- 1.8%
        2     Agilent Technologies, Inc. *                  160
        6     Molex, Inc.                                   289
        8     Sanmina Corp. *                               710
       21     Solectron Corp. *                             892
                                                          -----
                                                          2,051
              Financial Services -- 5.2%
       32     American Express Co.                        1,678
       26     Charles Schwab Corp.                          881
       26     Citigroup, Inc.                             1,548
        8     Merrill Lynch & Co., Inc.                     937
       12     Morgan Stanley Dean Witter & Co.              962
                                                          -----
                                                          6,006

                       See notes to financial statements.

CHASE BALANCED FUND
Portfolio of Investments (Continued)


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Shares    Issuer                                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Food/Beverage Products -- 2.1%
        8     Anheuser-Busch Companies, Inc.                        $  616
       13     Coca-Cola Co.                                            765
       23     PepsiCo, Inc.                                          1,021
                                                                     -----
                                                                     2,402
              Health Care/Health Care Services -- 1.3%
       12     Guidant Corp. *                                          603
       17     Medtronic, Inc.                                          829
                                                                     -----
                                                                     1,432
              Insurance -- 1.9%
       18     American International Group, Inc.                     2,087
              Internet Services/Software -- 0.9%
       12     America Online, Inc. *                                   633
        3     Yahoo! Inc. *                                            341
                                                                     -----
                                                                       974
              Machinery & Engineering Equipment -- 0.3%
        7     Dover Corp.                                              284
              Metals/Mining -- 0.5%
       18     Alcoa, Inc.                                              522
              Multi-Media -- 1.6%
       24     The Walt Disney Co.                                      943
       11     Time Warner, Inc.                                        832
                                                                     -----
                                                                     1,775
              Oil & Gas -- 3.5%
        8     BJ Services Co. *                                        488
        6     Chevron Corp.                                            466
       27     Exxon Mobil Corp.                                      2,104
       14     Royal Dutch Petroleum Co., N.Y. Registered Shares
              (Netherlands)                                            837
                                                                     -----
                                                                     3,895
              Pharmaceuticals -- 4.7%
        7     American Home Products Corp.                             423
       11     Bristol-Myers Squibb Co.                                 641
        6     Eli Lilly & Co.                                          639
        7     Johnson & Johnson                                        690
       12     Merck & Co., Inc.                                        950
       41     Pfizer, Inc.                                           1,986
                                                                     -----
                                                                     5,329
              Retailing -- 5.2%
        9     Albertson's, Inc.                                        303
       12     Best Buy Co., Inc. *                                     787
       16     Home Depot, Inc.                                         820
        9     Target Corp.                                             539
       36     Wal-Mart Stores, Inc.                                  2,053
       26     Walgreen Co.                                             824
                                                                     -----
                                                                     5,326
              Semi-Conductors -- 4.9%
       11     Altera Corp. *                                         1,121
       11     Applied Materials, Inc. *                              1,029
       19     Intel Corp.                                            2,513
       13     Texas Instruments, Inc.                                  879
                                                                     -----
                                                                     5,542

                       See notes to financial statements.

CHASE BALANCED FUND
Portfolio of Investments (Continued)


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Shares    Issuer                                  Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Telecommunications -- 3.5%
        9     AT&T Corp.                              $  289
       14     BellSouth Corp.                            584
        8     GTE Corp.                                  524
       19     SBC Communications, Inc.                   830
       12     Sprint Corp. (FON Group)                   588
       23     WorldCom, Inc. *                         1,069
                                                      ------
                                                       3,884
              Telecommunications Equipment -- 3.3%
       17     ADC Telecommunications, Inc. *           1,384
        3     JDS Uniphase Corp. *                       336
       14     Lucent Technologies, Inc.                  849
       17     Nortel Networks Corp. (Canada)           1,126
                                                      ------
                                                       3,695
              Utilities -- 1.7%
       13     AES Corp. *                                584
        6     Duke Energy Corp.                          316
       16     Enron Corp.                              1,032
                                                      ------
                                                       1,932
                                                      ------
              Total Common Stock                      67,841
              (Cost $52,997)
            -------------------------------------------------------------------


    Principal
    Amount
                U.S. Treasury Securities -- 6.1%
                --------------------------------
                U.S. Treasury Notes & Bonds,
      $2,250     6.00%, 08/15/09                                       2,232
       3,925     6.25%, 08/15/23                                       3,957
         625     6.50%, 11/15/26                                         653
             ------------------------------------------------------------------
                Total U.S. Treasury Securities                         6,842
                (Cost $6,760)
             ------------------------------------------------------------------
                U.S. Government Agency Securities -- 2.2%
                -----------------------------------------
       1,000    Federal Home Loan Bank, 4.88%, 01/22/02                  970
                Tennessee Valley Authority,
       1,100     5.38%, 11/13/08                                         977
         600     6.75%, 11/01/25                                         580
             ------------------------------------------------------------------
                Total U.S. Government Agency Securities                2,527
                (Cost $2,558)
             ------------------------------------------------------------------
                Corporate Notes & Bonds -- 17.6%
                --------------------------------
                Aerospace -- 1.0%
       1,000    United Technologies Corp., 8.75%, 03/01/21             1,107
                Automotive -- 1.4%
       1,425    DaimlerChrysler North America Holdings Corp., MTN,
                6.63%, 09/21/01                                        1,412
         225    Ford Motor Credit Co., 6.25%, 12/08/05                   211
                                                                       -----
                                                                       1,623
                Banking -- 2.0%
       1,950    Bank One Corp., 6.40%, 08/01/02                        1,910
         400    BankAmerica Corp., 6.20%, 02/15/06                       371
                                                                       -----
                                                                       2,281

                       See notes to financial statements.

CHASE BALANCED FUND
Portfolio of Investments (Continued)


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Principal
    Amount      Issuer                                                        Value
-------------------------------------------------------------------------------------
  Long-Term Investments -- Continued
-------------------------------------------------------------------------------------
                Biotechnology -- 0.9%
      $1,100    Monsanto Co., #, 5.88%, 12/01/08                            $ 1,000
                Computers/Computer Hardware -- 1.3%
       1,425    IBM Credit Corp., MTN, 6.35%, 08/30/01                        1,411
                Consumer Products -- 0.3%
         325    Procter & Gamble Co., 6.45%, 01/15/26                           283
                Financial Services -- 3.7%
          20    American General Finance Corp., MTN, 6.04%, 07/02/01             20
       1,625    Household Finance Corp., 5.88%, 09/25/04                      1,515
       1,265    International Lease Finance Corp., MTN, 8.35%, 02/04/02       1,289
       1,330    Merrill Lynch & Co., Inc., Ser. B, MTN, 5.71%, 01/15/02       1,298
                                                                            -------
                                                                              4,122
                Food/Beverage Products -- 0.4%
         500    Anheuser-Busch Companies, Inc., 6.75%, 08/01/03                 492
                Machinery & Engineering Equipment -- 1.2%
       1,425    Caterpillar Financial Services Corp., MTN, 5.89%,
                06/17/02                                                      1,386
                Oil & Gas -- 1.9%
       2,200    BP Amoco PLC (United Kingdom), 6.50%, 08/01/07                2,113
                Pharmaceuticals -- 0.5%
         600    Abbott Laboratories, 5.60%, 10/01/03                            574
                Restaurants/Food Services -- 0.4%
         450    McDonald's Corp., 7.05%, 11/15/25                               420
                Retailing -- 1.5%
       1,775    Wal-Mart Stores, Inc., 6.55%, 08/10/04                        1,742
                Utilities -- 1.1%
       1,300    Baltimore Gas & Electric Co., Ser. D, MTN, 6.90%,
                02/01/05                                                      1,276
              -----------------------------------------------------------------------
                Total Corporate Notes & Bonds                                19,830
                (Cost $20,243)
              -----------------------------------------------------------------------
                Mortgage Backed Securities -- 12.6%
                -----------------------------------
                Residential Mortgage Backed Pass-Through Securities -- 12.6%
                Federal Home Loan Mortgage Corp.,
         999     Gold Pool C00970, 7.00%, 04/01/30                              966
       1,721     Gold Pool C35363, 7.00%, 01/01/30                            1,663
       1,150     Gold Pool E00532, 6.50%, 02/01/13                            1,112
       3,427    Federal National Mortgage Association, Pool 526926,
                6.50%, 12/01/14                                               3,303
                Government National Mortgage Association,
       1,367     Pool 423130, 8.50%, 10/15/29                                 1,399
       2,575     Pool 487057, 6.50%, 03/15/29                                 2,444
       1,369     Pool 503849, 6.50%, 04/15/29                                 1,299
       1,092     Pool 505680, 6.50%, 06/15/29                                 1,036
         990     Pool 510100, 7.00%, 07/15/29                                   962
              -----------------------------------------------------------------------
                Total Mortgage Backed Securities                             14,184
                (Cost $14,181)
-------------------------------------------------------------------------------------
                Total Long-Term Investments                                 111,224
                (Cost $96,739)
-------------------------------------------------------------------------------------

                       See notes to financial statements.

CHASE BALANCED FUND
Portfolio of Investments (Continued)


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


  Principal
  Amount       Issuer                                                   Value
-------------------------------------------------------------------------------------
    Short-Term Investment -- 1.8%
-------------------------------------------------------------------------------------
                Repurchase Agreement -- 1.8%
                ----------------------------
$   2,003       Greenwich Capital Markets, Inc., in a joint trading
                account at 6.80%, due 07/03/00, (Dated 06/30/00,
                Proceeds $2,004, Secured by FHLMC, $2,080, 7.00%,
                due 11/15/21; Market Value $2,043)                     $  2,003
                (Cost $2,003)
-------------------------------------------------------------------------------------
                Total Investments -- 100.6%                            $113,227
                (Cost $98,742)
-------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE EQUITY INCOME FUND
Portfolio of Investments

--------------------------------------------------------------------------------

 As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Shares    Issuer                                        Value
--------------------------------------------------------------------------------
 Long-Term Investments -- 93.9%
--------------------------------------------------------------------------------
              Common Stock -- 93.9%
              Automotive -- 1.5%
       30     Ford Motor Co.                               $1,277
       20     General Motors Corp.                          1,138
        4     Visteon Corp. *                                  47
                                                           ------
                                                            2,462
              Banking -- 2.1%
       75     Bank of New York Co., Inc.                    3,469
              Chemicals -- 1.6%
       43     Dow Chemical Co.                              1,289
       32     E.I. DuPont de Nemours Co.                    1,383
                                                           ------
                                                            2,672
              Computer Networks -- 2.0%
       53     Cisco Systems, Inc. *                         3,388
              Computer Software -- 7.1%
       33     Computer Associates International, Inc.       1,705
       61     Microsoft Corp. *                             4,856
       63     Oracle Corp. *                                5,295
                                                           ------
                                                           11,856
              Computers/Computer Hardware -- 5.5%
       23     Hewlett-Packard Co.                           2,810
       58     International Business Machines Corp.         6,387
                                                           ------
                                                            9,197
              Consumer Products -- 2.2%
       29     Gillette Co.                                  1,006
       24     Philip Morris Companies, Inc.                   643
       37     Procter & Gamble Co.                          2,095
                                                           ------
                                                            3,744
              Diversified -- 4.2%
      133     General Electric Co.                          7,047
              Financial Services -- 10.2%
       65     American Express Co.                          3,404
       87     Citigroup, Inc.                               5,266
       13     J.P. Morgan & Co.                             1,454
       22     Merrill Lynch & Co., Inc.                     2,519
       53     Morgan Stanley Dean Witter & Co.              4,379
                                                           ------
                                                           17,022
              Food/Beverage Products -- 5.4%
       27     Anheuser-Busch Companies, Inc.                2,002
       32     Coca-Cola Co.                                 1,827
       30     PepsiCo, Inc.                                 1,333
       92     Sysco Corp.                                   3,858
                                                           ------
                                                            9,020
              Insurance -- 3.3%
       46     American International Group, Inc.            5,462
              Machinery & Engineering Equipment -- 1.4%
       59     Dover Corp.                                   2,393
              Manufacturing -- 0.4%
       21     Honeywell International, Inc.                   691
              Multi-Media -- 0.7%
       29     The Walt Disney Co.                           1,141

                       See notes to financial statements.

CHASE EQUITY INCOME FUND
Portfolio of Investments (Continued)


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Shares   Issuer                                                   Value
--------------------------------------------------------------------------------
 Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Oil & Gas -- 6.0%
       28    BP Amoco PLC, ADR (United Kingdom)                     $ 1,587
       26    Chevron Corp.                                            2,214
       39    Exxon Mobil Corp.                                        3,026
       43    Royal Dutch Petroleum Co., N.Y. Registered Shares
             (Netherlands)                                            2,639
        8    Schlumberger LTD                                           575
                                                                    -------
                                                                     10,041
             Paper/Forest Products -- 0.4%
       21    International Paper Co.                                    629
             Pharmaceuticals -- 13.7%
       54    Abbott Laboratories                                      2,397
       39    American Home Products Corp.                             2,274
       48    Bristol-Myers Squibb Co.                                 2,808
       41    Eli Lilly & Co.                                          4,125
       19    Johnson & Johnson                                        1,915
       31    Merck & Co., Inc.                                        2,406
       98    Pfizer, Inc.                                             4,689
       48    Pharmacia Corp.                                          2,455
                                                                    -------
                                                                     23,069
             Retailing -- 3.5%
       18    Costco Wholesale Corp. *                                   587
       35    Home Depot, Inc.                                         1,753
       62    Wal-Mart Stores, Inc.                                    3,590
                                                                    -------
                                                                      5,930
             Semi-Conductors -- 7.9%
       57    Intel Corp.                                              7,607
       81    Texas Instruments, Inc.                                  5,536
                                                                    -------
                                                                     13,143
             Telecommunications -- 6.6%
       44    AT&T Corp.                                               1,384
       28    Bell Atlantic Corp. *                                    1,428
       40    BellSouth Corp.                                          1,701
       23    GTE Corp.                                                1,450
       76    SBC Communications, Inc.                                 3,292
       37    WorldCom, Inc. *                                         1,716
                                                                    -------
                                                                     10,971
             Telecommunications Equipment -- 3.7%
       68    Lucent Technologies, Inc.                                4,049
       72    Motorola, Inc.                                           2,104
                                                                    -------
                                                                      6,153
             Utilities -- 4.5%
       51    DQE, Inc.                                                2,026
       32    Duke Energy Corp.                                        1,827
       58    Enron Corp.                                              3,760
                                                                    -------
                                                                      7,613
--------------------------------------------------------------------------------
             Total Long-Term Investments                            157,113
             (Cost $98,874)
--------------------------------------------------------------------------------

                       See notes to financial statements.

CHASE EQUITY INCOME FUND
Portfolio of Investments (Continued)


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


  Principal
  Amount        Issuer                                                      Value
------------------------------------------------------------------------------------
   Short-Term Investment -- 8.4%
------------------------------------------------------------------------------------
                Repurchase Agreement -- 8.4%
                ----------------------------
   $14,006      Greenwich Capital Markets, Inc., in a joint trading
                account at 6.80%, 07/03/00, (Dated 06/30/00, Proceeds
                $14,014, Secured by FHLMC, $14,329, 6.50% through
                8.00%, due 07/25/21 through 04/25/30; Market Value
                $ 14,286)                                                  $ 14,006
                (Cost $14,006)
------------------------------------------------------------------------------------
                Total Investments -- 102.3%                                $171,119
                (Cost $112,880)
------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE SMALL CAPITALIZATION FUND
Portfolio of Investments

--------------------------------------------------------------------------------

       As of June 30, 2000 (unaudited)
       (Amounts in Thousands)


    Shares    Issuer                                         Value
--------------------------------------------------------------------------------
Long-Term Investments -- 97.0%
--------------------------------------------------------------------------------
              Common Stock -- 97.0%
              ---------------------
              Advertising -- 2.6%
       17     Catalina Marketing Corp. *                     $1,764
       26     True North Communications Inc.                  1,162
                                                             ------
                                                              2,926
              Aerospace -- 0.4%
       37     AAR Corp.                                         442
              Apparel -- 1.2%
       22     Kenneth Cole Productions, Inc., Class A *         878
        7     Timberland Co., Class A *                         506
                                                             ------
                                                              1,384
              Automotive -- 1.7%
       59     Copart, Inc. *                                    948
       40     Lithia Motors, Inc., Class A *                    528
       35     Tower Automotive, Inc. *                          438
                                                             ------
                                                              1,914
              Banking -- 4.4%
       18     Amcore Financial, Inc.                            330
       35     City National Corp.                             1,239
       21     Commerce Bancorp., Inc.                           947
       33     Cullen/Frost Bankers, Inc.                        876
       31     Investors Financial Services Corp.              1,230
       20     Trustmark Corp.                                   345
                                                             ------
                                                              4,967
              Biotechnology -- 1.1%
       12     Inhale Therapeutic Systems, Inc. *              1,238
              Broadcasting/Cable -- 1.4%
       48     Westwood One, Inc. *                            1,623
              Business Services -- 6.3%
       26     ChoicePoint, Inc. *                             1,144
       17     CSG Systems International, Inc. *                 975
       17     F.Y.I., Inc. *                                    583
       42     Iron Mountain, Inc. *                           1,437
       14     Learning Tree International, Inc. *               867
       32     On Assignment, Inc. *                             970
       70     Profit Recovery Group International *           1,164
                                                             ------
                                                              7,140
              Chemicals -- 1.3%
       56     Spartech Corp.                                  1,524
              Computer Networks -- 1.9%
       28     Black Box Corp. *                               2,181
              Computer Software -- 6.5%
       17     Accrue Software, Inc. *                           586
       23     Advent Software, Inc. *                         1,477
       20     Allaire Corp. *                                   748
       13     FileNET Corp. *                                   247
       34     National Computer Systems, Inc.                 1,693
       25     Remedy Corp. *                                  1,394
       18     RSA Security, Inc. *                            1,233
                                                             ------
                                                              7,378
              Computers/Computer Hardware -- 1.4%
       38     Cybex Computer Products Corp. *                 1,648

                       See notes to financial statements.

CHASE SMALL CAPITALIZATION FUND
Portfolio of Investments (Continued)


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


    Shares   Issuer                                        Value
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Construction -- 0.9%
       22    Dycom Industries Inc. *                      $1,007
             Construction Materials -- 0.6%
       79    Dal-Tile International Inc. *                   648
             Electronics/Electrical Equipment -- 13.8%
       22    Amphenol Corp., Class A *                     1,430
       47    Artesyn Technologies, Inc. *                  1,303
       10    Coherent, Inc. *                                797
       37    CTS Corp.                                     1,679
       25    Littelfuse, Inc. *                            1,247
       15    National Instruments Corp. *                    641
       29    PerkinElmer, Inc.                             1,937
       42    Sanmina Corp. *                               3,603
       14    Technitrol, Inc.                              1,395
       47    Vishay Intertechnology, Inc. *                1,773
                                                          ------
                                                          15,805
             Engineering Services -- 0.4%
       14    Jacobs Engineering Group, Inc. *                469
             Entertainment/Leisure -- 1.9%
        4    Cinar Corp., Class B (Canada) *                  12
        9    Macrovision Corp. *                             588
       61    Station Casinos, Inc. *                       1,517
                                                          ------
                                                           2,117
             Financial Services -- 1.0%
       14    Federated Investors, Inc., Class B              498
       15    SEI Investments Co.                             609
                                                          ------
                                                           1,107
             Food/Beverage Products -- 0.6%
       23    Performance Food Group Co. *                    723
             Health Care/Health Care Services -- 13.0%
       59    Community Health Systems, Inc. *                947
       37    Cooper Companies, Inc.                        1,342
       30    Datascope Corp.                               1,062
       77    Hooper Holmes, Inc.                             616
       24    MedQuist, Inc. *                                826
       37    Mentor Corp.                                    994
       44    Molecular Devices Corp. *                     3,062
       37    Oxford Health Plans, Inc. *                     881
       15    Patterson Dental Co. *                          768
       55    Province Healthcare Co. *                     1,987
        5    Syncor International Corp. *                    335
       29    Varian Medical Systems, Inc.                  1,125
       40    Ventana Medical Systems, Inc. *                 928
                                                          ------
                                                          14,873
             Insurance -- 2.7%
       19    Arthur J. Gallagher & Co.                       802
       15    Brown & Brown, Inc.                             801
       26    Delphi Financial Group, Inc., Class A *         887
       11    Radian Group, Inc.                              569
                                                          ------
                                                           3,059
             Machinery & Engineering Equipment -- 3.1%
       22    Cognex Corp. *                                1,149
       23    PRI Automation, Inc. *                        1,520
       19    Zebra Technologies Corp., Class A *             824
                                                          ------
                                                           3,493

                       See notes to financial statements.

CHASE SMALL CAPITALIZATION FUND
Portfolio of Investments (Continued)


As of June 30, 2000 (unaudited)
(Amounts in Thousands)


Shares    Issuer                                  Value
--------------------------------------------------------------------------------
Long-Term Investments -- Continued
--------------------------------------------------------------------------------
          Oil & Gas -- 5.2%
   37     Louis Dreyfus Natural Gas *             $ 1,168
   61     Pride International, Inc. *               1,498
    3     St. Mary Land & Exploration Co.             145
   27     Triton Energy LTD (Cayman Islands)        1,075
   45     Veritas DGC, Inc. *                       1,166
   38     Vintage Petroleum, Inc.                     849
                                                  -------
                                                    5,901
          Pharmaceuticals -- 3.3%
   30     Advance Paradigm, Inc. *                    611
   12     IDEC Pharmaceuticals Corp. *              1,349
    1     K-V Pharmaceutical Co.*                      30
   40     King Pharmaceuticals, Inc. *              1,771
                                                  -------
                                                    3,761
          Real Estate Investment Trust -- 1.2%
   39     Alexandria Real Estate Equities           1,331
          Restaurants/Food Services -- 1.4%
   63     Jack in the Box, Inc. *                   1,553
          Retailing -- 4.4%
   58     BJ's Wholesale Club, Inc. *               1,901
   27     Chico's FAS, Inc. *                         540
   26     Michaels Stores, Inc. *                   1,203
   62     Stein Mart, Inc. *                          640
   60     Wild Oats Markets, Inc. *                   755
                                                  -------
                                                    5,039
          Semi-Conductors -- 7.9%
   58     Actel Corp. *                             2,629
   15     Cree, Inc. *                              1,989
   17     Dallas Semiconductor Corp.                  685
   20     Semtech Corp. *                           1,491
   50     Varian, Inc. *                            2,292
                                                  -------
                                                    9,086
          Shipping/Transportation -- 1.2%
   26     C.H. Robinson Worldwide, Inc.             1,309
          Telecommunications -- 1.9%
   34     ITC-DeltaCom, Inc. *                        750
   58     Price Communications Corp. *              1,355
                                                  -------
                                                    2,105
          Telecommunications Equipment -- 0.7%
   14     Inet Technologies, Inc. *                   743
          Utilities -- 1.6%
   19     AGL Resources, Inc.                         295
   23     American States Water Co.                   679
   17     Laclede Gas Co.                             321
   17     Northwest Natural Gas Co.                   373
    5     United Water Resources, Inc.                176
                                                  -------
                                                    1,844
--------------------------------------------------------------------------------
          Total Long-Term Investments             110,338
          (Cost $84,215)
--------------------------------------------------------------------------------

                       See notes to financial statements.

CHASE SMALL CAPITALIZATION FUND
Portfolio of Investments (Continued)


       As of June 30, 2000 (unaudited)
       (Amounts in Thousands)


Principal
Amount           Issuer                                                   Value
--------------------------------------------------------------------------------------
  Short-Term Investment -- 3.0%
--------------------------------------------------------------------------------------
                 Repurchase Agreement -- 3.0%
                 ----------------------------
   $3,369        Greenwich Capital Markets, Inc., in a joint trading
                 account at 6.80%, due 07/03/00, (Dated 06/30/00,
                 Proceeds $3,371, Secured by FHLMC, $3,666, 6.00%,
                 due 03/18/28; Market Value $3,437)                     $  3,369
                 (Cost $3,369)
--------------------------------------------------------------------------------------
                 Total Investments -- 100.0%                            $113,707
                 (Cost $87,584)
--------------------------------------------------------------------------------------

INDEX:
*     -- Non-income producing security.
~     -- All or a portion of this security is segregated for delayed delivery securities.
#     -- Security may only be sold to qualified institutional buyers.
ADR   -- American Depositary Receipt.
DN    -- Discount Note: The rate shown is the effective yield at the date of purchase.
FHLMC -- Federal Home Loan Mortgage Corporation.
FRDO  -- Floating Rate Demand Obligation: The maturity date shown is the next interest rate reset date; the rate shown is the rate in effect at
         June 30, 2000.
FRN   -- Floating Rate Note: The maturity date shown is the actual maturity date; the rate shown is the rate in effect at June 30, 2000.
MTN   -- Medium Term Note.
SUB   -- Step-Up Bond: The maturity date shown is the call date; the rate shown is the rate in effect at June 30, 2000.

                       See notes to financial statements.

--------------------------------------------------------------------------------

       STATEMENT OF ASSETS AND LIABILITIES As of June 30, 2000 (unaudited)

--------------------------------------------------------------------------------

(Amounts in Thousands, Except Per Share Amounts)

                                                       Short-
                                                     Intermediate
                                                      Term U.S.                           U.S.
                                           Money     Government    Intermediate      Government
                                           Market    Securities     Term Bond         Securities
                                            Fund       Fund           Fund              Fund
===================================================================================================
   ASSETS:
    Investment securities, at
    value (Note 1) ....................   $325,155     $30,642        $48,566           $6,175
    Cash ..............................         67           2              4               --
    Receivables:
     Interest/Dividends ...............      2,565         467            537               72
     Fund shares sold .................         --          --            149               --
     Expense reimbursement
     from Distributor .................          2           2              2               22
--------------------------------------------------------------------------------------------------
       Total Assets ...................    327,789      31,113         49,258            6,269
--------------------------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Fund shares redeemed .............          1         946            174               --
     Dividends ........................        544           5             17               --
    Accrued liabilities: (Note 2)
     Investment advisory fees .........         66           3             10               --
     Administration fees ..............         39           4              6               --
     Custody and accounting
     fees .............................          9          12             17                4
     Other ............................        124          21             74               19
--------------------------------------------------------------------------------------------------
       Total Liabilities ..............        783         991            298               23
--------------------------------------------------------------------------------------------------
   NET ASSETS:
    Paid in capital ...................    327,006      30,821         50,674            6,617
    Accumulated undistributed/
    (distributions in excess of)
    net investment income .............          2           1             (2)              (1)
    Accumulated net realized
    loss on investments ...............         (2)       (510)        (1,376)            (403)
    Net unrealized appreciation
    (depreciation) of investments               --        (190)          (336)              33
--------------------------------------------------------------------------------------------------
       Total Net Assets ...............   $327,006     $30,122        $48,960           $6,246
==================================================================================================
   Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized)
    Premier Shares ....................    326,749       2,491          3,948              479
    Investor Shares ...................        257          10            101                3
   Net Asset Value, maximum
   offering and redemption
   price per share
    Premier Shares                        $   1.00     $ 12.04        $ 12.09           $12.98
    Investor Shares ...................   $   1.00     $ 12.04        $ 12.09           $12.98
   Cost of Investments ................   $325,155     $30,832        $48,902           $6,142
==================================================================================================

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES As of June 30, 2000 (unaudited)

(Amounts in Thousands, Except Per Share Amounts)

                                                                     Equity      Small
                                              Income   Balanced      Income   Capitalization
                                               Fund     Fund          Fund         Fund
===============================================================================================
   ASSETS:
    Investment securities, at
    value (Note 1) ........................  $64,805   $113,227     $171,119    $113,707
    Cash ..................................        5          5           --           1
    Receivables:
     Investment securities sold ...........       --         --           --         106
     Interest and Dividends ...............      700        673          119          42
     Fund shares sold .....................      129          6           22         341
     Expense reimbursement
     from Distributor .....................        1          1            1           1
----------------------------------------------------------------------------------------------
       Total Assets .......................   65,640    113,912      171,261     114,198
----------------------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Investment securities
     purchased ............................    2,001      1,109           --          --
     Fund shares redeemed .................      499         59        3,669         293
     Dividends ............................       23         --           10          --
    Accrued liabilities: (Note 2)
     Investment advisory fees .............       16         65          102          62
     Administration fees ..................        8         14           21          14
     Custody and accounting fees ..........        7         19           20          15
     Other ................................       50        105          116         121
----------------------------------------------------------------------------------------------
       Total Liabilities ..................    2,604      1,371        3,938         505
----------------------------------------------------------------------------------------------
   NET ASSETS:
    Paid in capital .......................   66,852     87,950      103,610      86,550
    Accumulated undistributed/
    (distributions in excess of)
    net investment income .................       25          1           --         (90)
    Accumulated net realized gain
    (loss) on investments .................   (3,514)    10,105        5,474       1,110
    Net unrealized appreciation
    (depreciation) of investments .........     (327)    14,485       58,239      26,123
----------------------------------------------------------------------------------------------
       Total Net Assets ...................  $63,036   $112,541     $167,323    $113,693
==============================================================================================
   Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized)
    Premier Shares ........................    3,324      2,833        3,210       4,350
    Investor Shares .......................       56         49          112         149
   Net Asset Value, maximum
   offering and redemption
   price per share
    Premier Shares ........................  $ 18.65   $  39.06     $  50.38    $  25.28
    Investor Shares .......................  $ 18.67   $  39.02     $  50.41    $  25.14
   Cost of Investments ....................  $65,132   $ 98,742     $112,880    $ 87,584

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES As of June 30, 2000 (unaudited)

(Amounts in Thousands, Except Per Share Amounts)

                                                                           Equity
                                                          Core Equity      Growth
                                                             Fund           Fund
====================================================================================
   ASSETS:
    Investment in Portfolio, at
    value (Note 1) ....................................... $201,617       $396,825
    Receivables:
     Fund shares sold ....................................       71            118
------------------------------------------------------------------------------------
       Total Assets ......................................  201,688        396,943
------------------------------------------------------------------------------------
   LIABILITIES:
    Accrued liabilities: (Note 2)
     Administration fees .................................       16             32
     Other ...............................................      100            125
------------------------------------------------------------------------------------
       Total Liabilities .................................      116            157
------------------------------------------------------------------------------------
   NET ASSETS:
    Paid in capital ......................................  138,271        249,260
    Accumulated distributions in excess of
    net investment income ................................      (59)          (722)
    Accumulated net realized gain on investments .........    5,681          5,521
    Net unrealized appreciation
    of investments .......................................   57,679        142,727
------------------------------------------------------------------------------------
       Total Net Assets .................................. $201,572       $396,786
====================================================================================
   Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized)
    Premier Shares .......................................    5,922          5,259
    Investor Shares ......................................      273            461
   Net Asset Value, maximum
   offering and redemption
   price per share
    Premier Shares ....................................... $  32.54       $  69.39
    Investor Shares ...................................... $  32.45       $  69.05
====================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS For the six months ended June 30, 2000 (unaudited)

--------------------------------------------------------------------------------

(Amounts in Thousands)

                                                    Short-
                                                 Intermediate
                                                   Term U.S.                       U.S.
                                         Money    Government    Intermediate    Government
                                         Market   Securities     Term Bond      Securities
                                          Fund       Fund          Fund            Fund
================================================================================================
   INTEREST INCOME ..................... $9,338      $976          $1,432          $223
------------------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees ...........    449        76             106            15
    Administration fees ................    224        23              32             5
    Distribution fees ..................     --        --               1            --
    Custody and accounting
    fees ...............................     38        24              24            27
    Printing and postage ...............     29        12              11             1
    Professional fees ..................     22        18              19            16
    Registration expenses ..............     28         4               9             4
    Transfer agent fees ................     40        20              24            16
    Trustees' fees .....................      7         1               1            --
    Other ..............................      7         6               1             2
------------------------------------------------------------------------------------------------
       Total expenses ..................    844       184             228            86
------------------------------------------------------------------------------------------------
    Less amounts waived
    (Note 2D) ..........................     85        61              57            20
    Less earnings credits
    (Note 2E) ..........................      1        --               1            --
    Less expense
    reimbursements (Note 2E) ...........     10         9              10            41
------------------------------------------------------------------------------------------------
      Net expenses .....................    748       114             160            25
------------------------------------------------------------------------------------------------
       Net investment
       income ..........................  8,590       862           1,272           198
------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
    Net realized loss on
    investment transactions ............     --      (326)           (506)          (70)
    Change in net unrealized
    appreciation/depreciation
    of investments .....................     --       307             626           129
------------------------------------------------------------------------------------------------
    Net realized and unrealized
    gain (loss) on investments .........     --       (19)            120            59
------------------------------------------------------------------------------------------------
    Net increase in net assets
    from operations .................... $8,590      $843          $1,392          $257
================================================================================================

                       See notes to financial statements.

STATEMENT OF OPERATIONS For the six months ended June 30, 2000 (unaudited)

(Amounts in Thousands)

                                                                    Equity       Small
                                              Income    Balanced    Income    Capitalization
                                               Fund       Fund       Fund         Fund
================================================================================================
   INVESTMENT INCOME:
    Interest ................................ $2,224     $1,522     $  359       $   213
    Dividend ................................     --        219        965           216
------------------------------------------------------------------------------------------------
       Total investment income ..............  2,224      1,741      1,324           429
------------------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees ................    160        407        638           388
    Administration fees .....................     48         81        128            78
    Distribution fees .......................      1          2          6             3
    Custody and accounting fees .............     33         37         34            36
    Printing and postage ....................     17         14         31            18
    Professional fees .......................     18         17         19            19
    Registration expenses ...................      9         19         14            19
    Transfer agent fees .....................     27         35         45            36
    Trustees' fees ..........................      1          2          4             2
    Other ...................................      1         --          8             2
------------------------------------------------------------------------------------------------
       Total expenses .......................    315        614        927           601
------------------------------------------------------------------------------------------------
    Less amounts waived (Note 2D) ...........     65         52         47            68
    Less earnings credits (Note 2E) .........     --          3         --            --
    Less expense reimbursements
    (Note 2E) ...............................     10         14         22            14
------------------------------------------------------------------------------------------------
     Net expenses ...........................    240        545        858           519
------------------------------------------------------------------------------------------------
       Net investment income
       (loss) ...............................  1,984      1,196        466           (90)
------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on
    investment transactions .................   (885)    10,547      5,980         9,767
    Change in net unrealized
    appreciation/depreciation
    of investments ..........................    638     (8,767)    (4,235)        2,186
------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
    (loss) on investments ...................   (247)     1,780      1,745        11,953
------------------------------------------------------------------------------------------------
    Net increase in net
    assets from operations .................. $1,737     $2,976     $2,211       $11,863
================================================================================================

                       See notes to financial statements.

STATEMENT OF OPERATIONS For the six months ended June 30, 2000 (unaudited)

(Amounts in Thousands)

                                                                        Equity
                                                         Core Equity    Growth
                                                            Fund         Fund
==================================================================================
   INVESTMENT INCOME:
    Investment income from Portfolio .................     $  903       $ 1,133
    Expenses from Portfolio ..........................       (772)       (1,498)
----------------------------------------------------------------------------------
       Total investment income (loss) ................        131          (365)
----------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Administration fees ..............................         95           183
    Distribution fees ................................          9            29
    Custody and accounting fees ......................         14            20
    Printing and postage .............................         24            43
    Professional fees ................................         10            13
    Registration expenses ............................         14            21
    Transfer agent fees ..............................         52            99
    Trustees' fees ...................................          2             4
    Other ............................................          1             7
----------------------------------------------------------------------------------
       Total expenses ................................        221           419
----------------------------------------------------------------------------------
    Less amounts waived (Note 2D) ....................          9            29
    Less expense reimbursements (Note 2E) ............         22            33
----------------------------------------------------------------------------------
     Net expenses ....................................        190           357
----------------------------------------------------------------------------------
       Net investment loss ...........................        (59)         (722)
----------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
    Net realized gain on
    investment transactions ..........................      3,454         6,398
    Change in net unrealized
    appreciation/depreciation of investments .........       (711)        1,539
----------------------------------------------------------------------------------
    Net realized and unrealized gain
    on investments ...................................      2,743         7,937
----------------------------------------------------------------------------------
    Net increase in net assets from
    operations .......................................     $2,684       $ 7,215
==================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited)

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
(Amounts in Thousands)

                                                                                       Short-Intermediate
                                                                                              Term
                                                                                         U.S. Government         Intermediate
                                                               Money Market Fund         Securities Fund        Term Bond Fund
                                                             -----------------------  ---------------------  ---------------------
                                                             01/01/00        Year      01/01/00     Year     01/01/00      Year
                                                              Through       Ended       Through     Ended     Through     Ended
                                                             06/30/00      12/31/99    06/30/00   12/31/99   06/30/00    12/31/99
==================================================================================================================================
  INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income ................................   $  8,590      $ 11,119    $   862    $ 1,538    $ 1,272    $ 1,963
   Net realized loss on investment
   transactions .........................................         --            (1)      (326)      (174)      (506)      (865)
   Change in net unrealized appreciation/
   depreciation of investments ..........................         --           --         307     (1,131)       626     (1,474)
----------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
     operations .........................................      8,590        11,118        843        233      1,392       (376)
----------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................     (8,591)      (11,116)      (863)    (1,538)    (1,277)    (1,963)
   Net realized gain on investment transactions .........         --            --         --       (115)        --        (30)
----------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ................     (8,591)      (11,116)      (863)    (1,653)    (1,277)    (1,993)
----------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share
  transactions (Note 6) .................................     30,727       100,785     (1,686)     2,684      8,950      9,384
----------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets ............     30,726       100,787     (1,706)     1,264      9,065      7,015
  NET ASSETS:
   Beginning of period ..................................    296,280       195,493     31,828     30,564     39,895     32,880
----------------------------------------------------------------------------------------------------------------------------------
   End of period ........................................   $327,006      $296,280    $30,122    $31,828    $48,960    $39,895
==================================================================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited)

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
(Amounts in Thousands)



                                                       U.S. Government
                                                       Securities Fund          Income Fund
                                                    ---------------------- ---------------------
                                                      01/01/00     Year    01/01/00    Year
                                                      Through      Ended    Through    Ended
                                                      06/30/00   12/31/99  06/30/00  12/31/99
==================================================================================================
  INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income ...........................  $   198    $  319    $ 1,984   $ 3,468
   Net realized gain (loss) on investment
   transactions ....................................      (70)     (333)      (885)   (2,604)
   Change in net unrealized appreciation/
   depreciation of investments .....................      129      (128)       638    (2,648)
-------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
     operations ....................................      257      (142)     1,737    (1,784)
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................     (199)     (319)    (1,981)   (3,468)
   Net realized gain on investment transactions.....       --        --         --      (584)
-------------------------------------------------------------------------------------------------
     Total distributions to shareholders ...........     (199)     (319)    (1,981)   (4,052)
-------------------------------------------------------------------------------------------------
  Increase (decrease) from capital
  share transactions (Note 6) ......................   (1,551)    4,566     (2,773)   11,811
-------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets .......   (1,493)    4,105     (3,017)    5,975
  NET ASSETS:
   Beginning of period .............................    7,739     3,634     66,053    60,078
-------------------------------------------------------------------------------------------------
   End of period ...................................  $ 6,246    $7,739    $63,036   $66,053
==================================================================================================

                                                                                        Equity
                                                           Balanced Fund              Income Fund
                                                     ------------------------- -------------------------
                                                       01/01/00       Year       01/01/00       Year
                                                        Through       Ended       Through      Ended
                                                       06/30/00     12/31/99     06/30/00     12/31/99
========================================================================================================
  INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income ...........................   $  1,196     $  1,856     $    466    $    988
   Net realized gain (loss) on investment
   transactions ....................................     10,547          (61)       5,980       6,287
   Change in net unrealized appreciation/
   depreciation of investments .....................     (8,767)      10,256       (4,235)     10,874
--------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
     operations ....................................      2,976       12,051        2,211      18,149
--------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................     (1,344)      (1,710)        (466)       (978)
   Net realized gain on investment transactions.....         --         (521)          --      (6,799)
--------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ...........     (1,344)      (2,231)        (466)     (7,777)
--------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital
  share transactions (Note 6) ......................      5,963       36,093       (8,225)     35,513
--------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets .......      7,595       45,913       (6,480)     45,885
  NET ASSETS:
   Beginning of period .............................    104,946       59,033      173,803     127,918
--------------------------------------------------------------------------------------------------------
   End of period ...................................   $112,541     $104,946     $167,323    $173,803
========================================================================================================

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited)

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
(Amounts in Thousands)



                                                                       Small                    Core
                                                                Capitalization Fund          Equity Fund
                                                              ----------------------- -------------------------
                                                               01/01/00      Year      01/01/00       Year
                                                                Through      Ended      Through       Ended
                                                               06/30/00    12/31/99    06/30/00     12/31/99
===============================================================================================================
  INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income (loss) .............................  $    (90)   $   (95)    $    (59)    $    192
   Net realized gain (loss) on investment
   transactions .............................................     9,767     (6,607)       3,454        5,082
   Change in net unrealized appreciation/
   depreciation of investments ..............................     2,186     17,986         (711)      26,635
---------------------------------------------------------------------------------------------------------------
   Increase in net assets from
   operations ...............................................    11,863     11,284        2,684       31,909
---------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ....................................        --         --           --         (192)
   Net realized gain on investment transactions .............        --         --           --       (3,154)
---------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ....................        --         --           --       (3,346)
---------------------------------------------------------------------------------------------------------------
  Increase from capital share transactions (Note 6) .........     8,085     17,669       11,999       69,766
---------------------------------------------------------------------------------------------------------------
     Total increase in net assets ...........................    19,948     28,953       14,683       98,329
  NET ASSETS:
   Beginning of period ......................................    93,745     64,792      186,889       88,560
---------------------------------------------------------------------------------------------------------------
   End of period ............................................  $113,693    $93,745     $201,572     $186,889
===============================================================================================================

                                                                       Equity
                                                                    Growth Fund
                                                              ------------------------
                                                                01/01/00       Year
                                                                 Through      Ended
                                                                06/30/00     12/31/99
========================================================================================
  INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income (loss) .............................  $   (722)    $   (592)
   Net realized gain (loss) on investment
   transactions .............................................     6,398        4,029
   Change in net unrealized appreciation/
   depreciation of investments ..............................     1,539       69,875
---------------------------------------------------------------------------------------
   Increase in net assets from
   operations ...............................................     7,215       73,312
---------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ....................................        --           --
   Net realized gain on investment transactions .............        --       (4,405)
---------------------------------------------------------------------------------------
     Total distributions to shareholders ....................        --       (4,405)
---------------------------------------------------------------------------------------
  Increase from capital share transactions (Note 6) .........    54,828       85,511
---------------------------------------------------------------------------------------
     Total increase in net assets ...........................    62,043      154,418
  NET ASSETS:
   Beginning of period ......................................   334,743      180,325
---------------------------------------------------------------------------------------
   End of period ............................................  $396,786     $334,743
========================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Mutual Fund Investment Trust (the "Trust") was organized on September 23, 1997 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Chase Money Market Fund ("MMF"), Chase Short-Intermediate Term U.S. Government Securities Fund ("STGSF"), Chase Intermediate Term Bond Fund ("ITBF"), Chase U.S. Government Securities Fund ("GSF"), Chase Income Fund ("IF"), Chase Balanced Fund ("BF"), Chase Equity Income Fund ("EIF"), Chase Small Capitalization Fund ("SCF"), Chase Core Equity Fund ("CEF") and Chase Equity Growth Fund ("EGF"), collectively the "Funds", are separate series of the Trust. Each Fund offers Premier and Investor classes of shares.

All classes of shares have equal voting rights as to earnings, assets and voting privileges, except that each class may bear different transfer agent, distribution, and shareholder servicing expenses, and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreement. Premier Shares may be purchased only by Financial Intermediaries who are able to meet the minimum investment requirement.

The Funds were established on January 1, 1998 for the conversion of the AVESTA Trust to the newly created Chase Funds of the Mutual Fund Investment Trust. AVESTA Trust contributed securities and other assets (net of liabilities) in a tax-free exchange for shares of the corresponding portfolio of the newly created Funds. The Chase Manhattan Bank agreed to bear all costs related to conversion.

On August 12, 1999, CEF and EGF adopted Master Feeder Fund Structures by contributing substantially all of their assets and liabilities to Core Equity Portfolio ("CEP") and Equity Growth Portfolio ("EGP"), respectively (collectively, the "Portfolios") in a tax-free exchange for beneficial ownership of those Portfolios.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. CEF and EGF
   CEF and EGF utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in CEP and EGP, respectively, which like the Funds, are open-end management investment companies having the same investment objectives as the Funds. As of June 30, 2000, CEF and EGF owned 76.76% and 86.52% of the net assets of their respective Portfolios. The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Funds.

      1. Valuation of investments -- CEF and EGF record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

      2. Investment income and expenses -- CEF and EGF record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Funds accrued their own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

     B. MMF, STGSF, ITBF, GSF, IF, BF, EIF and SCF

      1. Valuation of investments -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Except for MMF, bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

      Money Market instruments held by MMF are valued at amortized cost, which approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions specified under Rule 2a-7 of the 1940 Act.

      2. Repurchase agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds of the Trust may transfer uninvested cash balances into one or more joint trading accounts for the purpose of investing in repurchase agreements. It is the Funds' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held in one or more joint trading accounts by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System.

      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

      3. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

      Securities purchased or sold on a when-issued, to be announced (TBA) or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund segregates assets with a current value at least equal to the amount of its when-issued and TBA purchase commitments.

     C. General Policies

      1. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses (including transfer agent fees) are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

      2. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, each Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

      3. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

      Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

2. Fees and Other Transactions with Affiliates

      A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to MMF, STGSF, ITBF, GSF, IF, BF, EIF and SCF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.30% for MMF, 0.50% for STGSF, ITBF, GSF and IF, and 0.75% for BF, EIF and SCF of average daily net assets. The Advisor voluntarily waived fees as outlined in Note 2.D.

      Chase Bank of Texas N.A. ("Chase Texas"), a wholly-owned subsidiary of The Chase Manhattan Corporation, is the Sub-Investment Advisor to MMF, STGSF, ITBF, GSF, IF, BF, EIF and SCF. Pursuant to the Sub-Investment Advisory Agreement between Chase Texas and Chase, Chase Texas is entitled to receive a fee payable by Chase from its advisory fee, at an annual rate equal to 0.15% for MMF, 0.25% for STGSF, ITBF, GSF and IF, and 0.375% for BF, EIF and SCF of average daily net assets.

      B. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, CFD Fund Distributors, Inc. ("CFD" or the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS"), acts as the Funds' distributor and sub-administrator.

      The Trust has adopted a Rule 12b-1 distribution plan for Investor Class shares, which provides for the payment of distribution fees at an annual rate of up to 0.10% of the average daily net assets attributable to Investor Class Shares of the Money Market Fund and at an annual rate of up to 0.25% of the average daily net assets attributable to Investor Class Shares of each other Fund.

      For the sub-administrative services it performs, CFD is entitled to receive a fee from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets.

      The Distributor voluntarily waived fees as outlined in Note 2.D.

      C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Funds (except for CEF and EGF) a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. The Administrator receives from CEF and EGF a fee computed at an annual rate equal to 0.05% of average daily net assets.

      The Administrator voluntarily waived fees as outlined in Note 2.D.

      D. Waiver of fees -- For the six months ended June 30, 2000, the Funds' vendors voluntarily waived fees for each of the Funds as follows (in thousands):


                      Investment
    Fund               Advisory      Administration   Distribution   Total
===============================================================================
   MMF ...........        $85              $--            $--        $85
   STGSF .........         61               --             --         61
   ITBF ..........         56               --              1         57
   GSF ...........         15                5             --         20
   IF ............         64               --              1         65
   BF ............         50               --              2         52
   EIF ...........         41               --              6         47
   SCF ...........         65               --              3         68
   CEF ...........         --               --              9          9
   EGF ...........         --               --             29         29

      E. Other -- Certain officers of the Trust are officers of CFD or of its parent corporation, BISYS.

      Chase provides portfolio accounting and custody services for the Funds, except for CEF and EGF. Compensation for such services is presented in the Statement of Operations as custodian fees. Custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credit arrangements in income producing assets if they had not entered into such arrangements.

      The Distributor voluntarily reimbursed expenses of the Funds in the amounts as shown on the Statement of Operations.


3. Investment Transactions

For the six months ended June 30, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                   Purchases           Sales         Purchases      Sales
                (excluding U.S.   (excluding U.S.     of U.S.      of U.S.
                  Government)       Government)      Government   Government
================================================================================
  STGSF .........  $   --            $   --           $ 16,531      $19,386
  ITBF ..........   17,900            13,584            12,762        8,389
  GSF ...........      --                --              2,939        4,428
  IF ............   22,286            21,145            29,837       31,585
  BF ............   46,317            37,144            38,299       40,583
  EIF ...........   10,233            15,383                --           --
  SCF ...........   40,713            31,085                --           --

4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2000, are as follows (in thousands):


                                    Gross         Gross       Net unrealized
                    Aggregate    unrealized     unrealized     appreciation/
                      cost       appreciation   depreciation  (depreciation)
===============================================================================
   STGSF .........  $ 30,832        $   106       $  (296)        $  (190)
   ITBF ..........    48,902            188          (524)           (336)
   GSF ...........     6,142             80           (47)             33
   IF ............    65,132            283          (610)           (327)
   BF ............    98,742         17,886        (3,401)         14,485
   EIF ...........   112,880         63,465        (5,226)         58,239
   SCF ...........    87,584         30,614        (4,491)         26,123

5. Concentrations

At June 30, 2000, EIF and SCF invested 25.6% and 32.6%, respectively, of their portfolios in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers, and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

6. Capital Share Transactions

Capital share transactions were as follows for the periods presented (amounts in thousands):


MONEY MARKET FUND

=========================================================================================================
                                                   Premier Shares                      Investor Shares
=========================================================================================================
                                                               Six Months Ended June 30, 2000
                                                     Amount            Shares      Amount       Shares
---------------------------------------------------------------------------------------------------------
Shares sold                                         $  191,666         191,666     $  255         255
Shares issued in reinvestment of distributions           6,031           6,031          6           6
Shares redeemed                                       (167,068)       (167,068)      (163)       (163)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding             $   30,629          30,629     $   98          98
=========================================================================================================
                                                                Year Ended December 31, 1999
---------------------------------------------------------------------------------------------------------
Shares sold                                         $  329,869         329,869     $  215         215
Shares issued in reinvestment of distributions           8,626           8,626          4           4
Shares redeemed                                       (237,852)       (237,852)       (77)        (77)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding             $  100,643         100,643     $  142         142
=========================================================================================================

SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND

=========================================================================================================
                                                        Premier Shares                Investor Shares
=========================================================================================================
                                                                  Six Months Ended June 30, 2000
                                                         Amount       Shares      Amount         Shares
---------------------------------------------------------------------------------------------------------
Shares sold                                             $  4,876        407       $  63             5
Shares issued in reinvestment of distributions               836         70           2            --
Shares redeemed                                           (7,454)      (622)         (9)           (1)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding      $ (1,742)      (145)      $  56             4
=========================================================================================================
                                                                   Year Ended December 31, 1999
---------------------------------------------------------------------------------------------------------
Shares sold                                             $ 10,757        872       $  77             6
Shares issued in reinvestment of distributions             1,622        132           1            --
Shares redeemed                                           (9,760)      (794)        (13)           (1)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                 $  2,619        210       $  65             5
=========================================================================================================

INTERMEDIATE TERM BOND FUND

=========================================================================================================
                                                   Premier Shares                 Investor Shares
=========================================================================================================
                                                             Six Months Ended June 30, 2000
                                                     Amount        Shares    Amount        Shares
---------------------------------------------------------------------------------------------------------
Shares sold                                         $ 14,248       1,182     $  798          66
Shares issued in reinvestment of distributions         1,183          98         17           2
Shares redeemed                                       (7,240)       (602)       (56)         (5)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding             $  8,191         678     $  759          63
=========================================================================================================
                                                              Year Ended December 31, 1999
---------------------------------------------------------------------------------------------------------
Shares sold                                         $ 16,653       1,339     $  482          39
Shares issued in reinvestment of distributions         1,892         153         12           1
Shares redeemed                                       (9,622)       (776)       (33)         (3)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding             $  8,923         716     $  461          37
=========================================================================================================

U.S. GOVERNMENT SECURITIES FUND

=========================================================================================================
                                                    Premier Shares               Investor Shares
=========================================================================================================
                                                             Six Months Ended June 30, 2000
                                                     Amount       Shares     Amount       Shares
---------------------------------------------------------------------------------------------------------
Shares sold                                         $    841         65       $ 15           1
Shares issued in reinvestment of distributions           194         15          2          --
Shares redeemed                                       (2,564)      (200)       (39)         (3)
---------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding             $ (1,529)      (120)      $(22)         (2)
=========================================================================================================
                                                              Year Ended December 31, 1999
---------------------------------------------------------------------------------------------------------
Shares sold                                         $  6,505        489       $ 56           4
Shares issued in reinvestment of distributions           316         24          2          --
Shares redeemed                                       (2,303)      (176)       (10)         (1)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding             $  4,518        337       $ 48           3
=========================================================================================================

INCOME FUND

=========================================================================================================
                                                        Premier Shares                 Investor Shares
=========================================================================================================
                                                                  Six Months Ended June 30, 2000
                                                          Amount        Shares    Amount        Shares
---------------------------------------------------------------------------------------------------------
Shares sold                                             $   8,108         435     $  616          33
Shares issued in reinvestment of distributions              1,843          99         10          --
Shares redeemed                                           (13,274)       (713)       (76)         (4)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding      $  (3,323)       (179)    $  550          29
=========================================================================================================
                                                                   Year Ended December 31, 1999
---------------------------------------------------------------------------------------------------------
Shares sold                                             $  25,281       1,289     $  586          30
Shares issued in reinvestment of distributions              3,825         198         10           1
Shares redeemed                                           (17,803)       (918)       (88)         (5)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                 $  11,303         569     $  508          26
=========================================================================================================

BALANCED FUND

=========================================================================================================
                                                    Premier Shares                 Investor Shares
=========================================================================================================
                                                              Six Months Ended June 30, 2000
                                                      Amount        Shares       Amount       Shares
---------------------------------------------------------------------------------------------------------
Shares sold                                          $ 27,627         717       $   790         21
Shares issued in reinvestment of distributions          1,324          33            19         --
Shares redeemed                                       (23,126)       (598)         (671)       (17)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding              $  5,825         152       $   138          4
=========================================================================================================
                                                               Year Ended December 31, 1999
---------------------------------------------------------------------------------------------------------
Shares sold                                          $ 54,740       1,536       $ 4,478        124
Shares issued in reinvestment of distributions          2,202          61            28          1
Shares redeemed                                       (22,470)       (625)       (2,885)       (81)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding              $ 34,472         972       $ 1,621         44
=========================================================================================================

EQUITY INCOME FUND

=========================================================================================================
                                                       Premier Shares                  Investor Shares
=========================================================================================================
                                                                  Six Months Ended June 30, 2000
                                                          Amount        Shares       Amount        Shares
---------------------------------------------------------------------------------------------------------
Shares sold                                              $ 23,476         473       $ 3,363          68
Shares issued in reinvestment of distributions                443           9             8          --
Shares redeemed                                           (33,951)       (687)       (1,564)        (31)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding       $(10,032)       (205)      $ 1,807          37
=========================================================================================================
                                                                   Year Ended December 31, 1999
---------------------------------------------------------------------------------------------------------
Shares sold                                              $ 55,841       1,131       $ 4,015          81
Shares issued in reinvestment of distributions              7,374         151           145           3
Shares redeemed                                           (31,339)       (637)         (523)        (11)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                  $ 31,876         645       $ 3,637          73
=========================================================================================================

SMALL CAPITALIZATION FUND

=========================================================================================================
                                                    Premier Shares                  Investor Shares
=========================================================================================================
                                                               Six Months Ended June 30, 2000
                                                      Amount        Shares      Amount       Shares
---------------------------------------------------------------------------------------------------------
Shares sold                                          $ 19,433         827       $2,882         119
Shares issued in reinvestment of distributions             --          --           --          --
Shares redeemed                                       (13,996)       (586)        (234)        (10)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding              $  5,437         241       $2,648         109
=========================================================================================================
                                                                Year Ended December 31, 1999
---------------------------------------------------------------------------------------------------------
Shares sold                                          $ 34,842       1,764       $  776          41
Shares issued in reinvestment of distributions             --          --           --          --
Shares redeemed                                       (17,865)       (898)         (84)         (4)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding              $ 16,977         866       $  692          37
=========================================================================================================

CORE EQUITY FUND

=========================================================================================================
                                                    Premier Shares                   Investor Shares
=========================================================================================================
                                                               Six Months Ended June 30, 2000
                                                      Amount          Shares      Amount        Shares
---------------------------------------------------------------------------------------------------------
Shares sold                                          $ 40,955         1,285       $ 4,401         139
Shares issued in reinvestment of distributions             --            --            --          --
Shares redeemed                                       (31,575)         (970)       (1,782)        (57)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding              $  9,380           315       $ 2,619          82
=========================================================================================================
                                                                Year Ended December 31, 1999
---------------------------------------------------------------------------------------------------------
Shares sold                                          $ 99,241         3,481       $ 6,109         205
Shares issued in reinvestment of distributions          3,169           102            68           2
Shares redeemed                                       (38,291)       (1,315)         (530)        (17)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding              $ 64,119         2,268       $ 5,647         190
=========================================================================================================

EQUITY GROWTH FUND

=========================================================================================================
                                                   Premier Shares                   Investor Shares
=========================================================================================================
                                                               Six Months Ended June 30, 2000
                                                      Amount        Shares      Amount         Shares
---------------------------------------------------------------------------------------------------------
Shares sold                                          $ 88,251       1,287       $19,675         282
Shares issued in reinvestment of distributions             --          --            --          --
Shares redeemed                                       (50,268)       (724)       (2,830)        (42)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding              $ 37,983         563       $16,845         240
=========================================================================================================
                                                                Year Ended December 31, 1999
Shares sold                                          $121,695       2,098       $11,697         201
Shares issued in reinvestment of distributions          4,136          63           188           3
Shares redeemed                                       (51,649)       (883)         (556)         (9)
---------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding              $ 74,182       1,278       $11,329         195
=========================================================================================================

--------------------------------------------------------------------------------

CHASE FUNDS FINANCIAL HIGHLIGHTS (unaudited)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (unaudited)

                                                                       Chase Money Market Fund
                                                -----------------------------------------------------------------
                                                                         Premier Shares
                                                -----------------------------------------------------------------
                                                   1/1/00              For the Years Ended December 31,
                                                   Through  -----------------------------------------------------
                                                   6/30/00    1999       1998       1997       1996       1995
                                                ----------  --------    -------    -------    -------    -------
Per share operating performance:
Net asset value, beginning of period ..........     $1.00     $1.00      $1.00      $1.00     $1.00      $1.00
                                                    -----     -----      -----      -----     -----      ------
Income from investment operations:
 Net investment income ........................      0.03      0.05       0.05       0.05      0.05       0.05
 Net gains or losses in investments (both
  realized and unrealized) ....................        --        --         --         --        --         --
                                                    -----     -----      -----       ----     -----      -----
  Total from investment operations ............      0.03      0.05       0.05       0.05      0.05       0.05
                                                    -----     -----      -----       ----     -----      -----
Less distributions:
 Dividends from net investment income .........      0.03      0.05       0.05       0.05      0.05       0.05
 Distributions from capital gains .............        --        --         --         --        --         --
                                                    -----     -----      -----       ----     -----      -----
  Total distributions .........................      0.03      0.05       0.05       0.05      0.05       0.05
                                                    -----     -----      -----       ----     -----      -----
Net asset value, end of period ................     $1.00     $1.00      $1.00      $1.00     $1.00      $1.00
                                                    =====     =====      =====      =====     =====      =====
Total return ..................................      2.89%     4.89%      5.20%      5.18%     5.06%      5.57%
Ratios/supplemental data:
 Net assets, end of period (millions) .........     $ 327     $ 296      $ 195      $ 135     $ 119      $  71
Ratios to average net assets:#
 Expenses .....................................      0.50%     0.50%      0.50%      0.50%     0.50%      0.50%
 Net investment income ........................      5.74%     4.81%      5.07%      5.09%     4.93%      5.43%
 Expenses without waivers, reimbursements
  and earnings credits ........................      0.56%     0.58%      0.60%      0.74%     0.72%      0.72%
 Net investment income without waivers,
  reimbursements and earnings credits .........      5.68%     4.73%      4.97%      4.85%     4.71%      5.21%
=================================================================================================================


                                                        Chase Money Market Fund
                                                 -------------------------------------
                                                           Investor Shares
                                                 -------------------------------------
                                                   1/1/00        Year       11/10/98*
                                                   Through       Ended      Through
                                                   6/30/00     12/31/99     12/31/98
                                                  ---------     --------    ----------
Per share operating performance:
Net asset value, beginning of period ..........     $1.00        $ 1.00       $1.00
                                                    -----        ------       -----
Income from investment operations:
 Net investment income ........................      0.03          0.05        0.01
 Net gains or losses in investments (both
  realized and unrealized) ....................        --            --          --
                                                    -----        ------       -----
  Total from investment operations ............      0.03          0.05        0.01
                                                    -----        ------       -----
Less distributions:
 Dividends from net investment income .........      0.03          0.05        0.01
 Distributions from capital gains .............        --            --          --
                                                    -----        ------       -----
  Total distributions .........................      0.03          0.05        0.01
                                                    -----        ------       -----
Net asset value, end of period ................     $1.00        $ 1.00       $1.00
                                                    =====        ======       =====
Total return ..................................      2.84%         4.78%       0.69%
Ratios/supplemental data:
 Net assets, end of period (millions) .........     $    +       $     +      $    +
Ratios to average net assets:#
 Expenses .....................................      0.60%         0.60%       0.60%
 Net investment income ........................      5.66%         4.71%       4.72%
 Expenses without waivers, reimbursements
  and earnings credits ........................      9.30%        25.25%       0.80%
 Net investment income without waivers,
  reimbursements and earnings credits .........     (3.04%)      (19.94%)      4.52%
========================================================================================

 * Commencement of offering of class of shares.
 # Short periods have been annualized.
 + Amount rounds to less than one million.

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE FUNDS FINANCIAL HIGHLIGHTS (unaudited)

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                    Chase Short-Intermediate Term U.S. Government Securities Fund
                                                -----------------------------------------------------------------------
                                                                              Premier Shares
                                                -----------------------------------------------------------------------
                                                   1/1/00              For the Years Ended December 31,
                                                  Through    ----------------------------------------------------------
                                                  6/30/00      1999        1998        1997        1996       1995
                                                 ---------   --------    --------    --------    -------     -------
Per share operating performance:
Net asset value, beginning of period ..........    $12.05     $12.60      $12.39      $11.66      $11.35      $10.14
                                                   ------     ------      ------      ------      ------      ------
Income from investment operations:
 Net investment income ........................      0.34       0.60        0.63        0.67        0.60        0.58
 Net gains or losses in investments (both
  realized and unrealized) ....................     (0.01)     (0.51)       0.25        0.06       (0.29)       0.63
                                                   ------     ------      ------      ------      ------      ------
  Total from investment operations ............      0.33       0.09        0.88        0.73        0.31        1.21
                                                   ------     ------      ------       -----      ------      ------
Less distributions:
 Dividends from net investment income .........      0.34       0.60        0.63          --          --          --
 Distributions from capital gains .............        --       0.04        0.04          --          --          --
                                                   ------     ------      ------      ------      ------      ------
  Total distributions .........................      0.34       0.64        0.67          --          --          --
                                                   ------     ------      ------      ------       -----      ------
Net asset value, end of period ................    $12.04     $12.05      $12.60      $12.39      $11.66      $11.35
                                                   ======     ======      ======      ======      ======      ======
Total return ..................................      2.78%      0.72%       7.35%       6.30%       2.68%      12.01%
Ratios/supplemental data:
 Net assets, end of period (millions) .........    $   30     $   31      $   31      $   24      $   29      $   29
Ratios to average net assets:#
 Expenses .....................................      0.75%      0.75%       0.75%       0.75%       0.75%       0.75%
 Net investment income ........................      5.68%      4.82%       5.06%       5.40%       5.26%       5.38%
 Expenses without waivers, reimbursements
  and earnings credits ........................      1.15%      1.12%       1.12%       1.01%       0.88%       0.91%
 Net investment income without waivers,
  reimbursements and earnings credits .........      5.28%      4.45%       4.69%       5.14%       5.13%       5.22%
Portfolio turnover rate .......................        59%        91%         87%         63%        177%        187%
=======================================================================================================================


                                                  Chase Short-Intermediate Term
                                                 U.S. Government Securities Fund
                                                ----------------------------------
                                                         Investor Shares
                                                ----------------------------------
                                                   1/1/00        Year    11/10/98*
                                                   Through      Ended    Through
                                                   6/30/00     12/31/99  12/31/98
                                                  ---------    --------  ---------
Per share operating performance:
Net asset value, beginning of period ..........    $12.04       $12.59    $12.64
                                                   ------       ------    ------
Income from investment operations:
 Net investment income ........................      0.32         0.57      0.08
 Net gains or losses in investments (both
  realized and unrealized) ....................        --        (0.51)       --
                                                   ------       ------    ------
  Total from investment operations ............      0.32         0.06      0.08
                                                   ------       ------    ------
Less distributions:
 Dividends from net investment income .........      0.32         0.57      0.09
 Distributions from capital gains .............        --         0.04      0.04
                                                   ------       ------    ------
  Total distributions .........................      0.32         0.61      0.13
                                                   -------      -------   ------
Net asset value, end of period ................    $12.04       $12.04    $12.59
                                                   ======       ======    ======
Total return ..................................      2.74%        0.48%     0.60%
Ratios/supplemental data:
 Net assets, end of period (millions) .........    $    +       $    +    $    +
Ratios to average net assets:#
 Expenses .....................................      1.00%        0.99%     1.03%
 Net investment income ........................      5.43%        4.58%     4.47%
 Expenses without waivers, reimbursements
  and earnings credits ........................     17.71%       57.39%     1.58%
 Net investment income without waivers,
  reimbursements and earnings credits .........    (11.28%)     (51.82%)    3.92%
Portfolio turnover rate .......................        59%          91%       87%
==================================================================================

 * Commencement of offering of class of shares.
 # Short periods have been annualized.
 + Amount rounds to less than one million.

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE FUNDS FINANCIAL HIGHLIGHTS (unaudited)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (unaudited)

                                                                 Chase Intermediate Term Bond Fund
                                                ----------------------------------------------------------------------
                                                                             Premier Shares
                                                ----------------------------------------------------------------------
                                                   1/1/00                 For the Years Ended December 31,
                                                   Through    --------------------------------------------------------
                                                   6/30/00      1999        1998        1997        1996        1995
                                                  ---------   --------    --------    --------    --------    --------
Per share operating performance:
Net asset value, beginning of period ..........     $12.06     $12.87      $12.75      $11.89      $11.67     $ 9.99
                                                    ------     ------      ------      ------      ------     ------
Income from investment operations:
 Net investment income ........................       0.36       0.66        0.68        0.56        0.61       0.64
 Net gains or losses in investments (both
  realized and unrealized) ....................       0.03      (0.80)       0.27        0.30       (0.39)      1.04
                                                    ------     ------      ------      ------      ------      ------
  Total from investment operations ............       0.39      (0.14)       0.95        0.86        0.22       1.68
                                                    ------     ------      ------      ------      ------      -----
Less distributions:
 Dividends from net investment income .........       0.36       0.66        0.68          --          --         --
 Distributions from capital gains .............         --       0.01        0.15          --          --         --
                                                    ------     ------      ------      ------      ------     ------
  Total distributions .........................       0.36       0.67        0.83          --          --         --
                                                    ------     ------      -------     ------      ------     ------
Net asset value, end of period ................     $12.09     $12.06      $12.87      $12.75      $11.89     $11.67
                                                    ======     ======      ======      ======      ======     ======
Total return ..................................       3.26%     (1.11%)      7.63%       7.26%       1.86%     16.79%
Ratios/supplemental data:
 Net assets, end of period (millions) .........     $   48     $   39      $   33      $   19      $    7     $    5
Ratios to average net assets:#
 Expenses .....................................       0.75%      0.75%       0.75%       0.75%       0.75%      0.75%
 Net investment income ........................       5.97%      5.33%       5.25%       5.61%       5.32%      5.89%
 Expenses without waivers, reimbursements
  and earnings credits ........................       1.02%      1.18%       1.27%       1.25%       1.42%      1.43%
 Net investment income without waivers,
  reimbursements and earnings credits .........       5.70%      4.90%       4.73%       5.11%       4.65%      5.21%
Portfolio turnover rate .......................         60%        85%        135%         14%        134%       198%
======================================================================================================================


                                                 Chase Intermediate Term Bond Fund
                                                ------------------------------------
                                                           Investor Shares
                                                ------------------------------------
                                                   1/1/00        Year      11/10/98*
                                                   Through       Ended      Through
                                                   6/30/00      12/31/99    12/31/98
                                                   ----------   ---------   ---------
Per share operating performance:
Net asset value, beginning of period ..........    $12.06       $12.87      $12.91
                                                   ------       ------      ------
Income from investment operations:
 Net investment income ........................      0.34         0.63        0.09
 Net gains or losses in investments (both
  realized and unrealized) ....................      0.03        (0.80)       0.11
                                                   -------      ------      ------
  Total from investment operations ............      0.37        (0.17)       0.20
                                                   ------       ------      ------
Less distributions:
 Dividends from net investment income .........      0.34         0.63        0.09
 Distributions from capital gains .............        --         0.01        0.15
                                                   ------       ------      ------
  Total distributions .........................      0.34         0.64        0.24
                                                   ------       ------      ------
Net asset value, end of period ................    $12.09       $12.06      $12.87
                                                   ======       ======      ======
Total return ..................................      3.13%       (1.36%)      1.52%
Ratios/supplemental data:
 Net assets, end of period (millions) .........    $    1       $     +     $     +
Ratios to average net assets:#
 Expenses .....................................      1.00%        0.99%       1.03%
 Net investment income ........................      5.74%        5.09%       4.64%
 Expenses without waivers, reimbursements
  and earnings credits ........................      4.80%        9.79%       1.72%
 Net investment income without waivers,
  reimbursements and earnings credits .........      1.94%       (3.71%)      3.95%
Portfolio turnover rate .......................        60%          85%        135%
=========================================================================================

 * Commencement of offering of class of shares.
 # Short periods have been annualized.
 + Amount rounds to less than one million.

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE FUNDS FINANCIAL HIGHLIGHTS (unaudited)

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                           Chase U.S. Government Securities Fund
                                                --------------------------------------------------------------
                                                                       Premier Shares
                                                --------------------------------------------------------------

                                                 1/1/00           For the Years Ended December 31,
                                                 Through   ---------------------------------------------------
                                                 6/30/00    1999      1998       1997        1996      1995
                                                --------   ------    ------     ------      ------    ------
Per share operating performance:
Net asset value, beginning of period ..........  $12.84    $13.83    $13.98     $12.76      $13.01    $10.00
                                                 ------    ------    ------    -------      ------    ------
Income from investment operations:
 Net investment income ........................    0.41      0.64      0.72       0.75        0.74      0.73
 Net gains or losses in investments (both
  realized and unrealized) ....................    0.14     (0.99)     0.54       0.47       (0.99)     2.28
                                                 ------    ------    ------     ------      ------    ------
  Total from investment operations ............    0.55     (0.35)     1.26       1.22       (0.25)     3.01
                                                 ------    ------    ------     ------      ------    ------
Less distributions:
 Dividends from net investment income .........    0.41      0.64      0.72         --          --        --
 Distributions from capital gains .............      --       --       0.68         --          --        --
 In excess of realized capital gains ..........      --       --       0.01         --          --        --
                                                 ------    ------    ------     ------      ------    ------
  Total distributions .........................    0.41      0.64      1.41         --          --        --
                                                 ------    ------    ------     ------      ------    ------
Net asset value, end of period ................  $12.98    $12.84    $13.83     $13.98      $12.76    $13.01
                                                 ======    ======    ======     ======      ======    ======
Total return ..................................    4.37%   (2.55%)     9.28%      9.55%      (1.89%)   30.11%
Ratios/supplemental data:
 Net assets, end of period (millions) .........  $    6    $    8    $    4     $    3      $    3    $    3
Ratios to average net assets:#
 Expenses .....................................    0.75%     0.75%     0.75%      0.75%       0.75%     0.75%
 Net investment income ........................    6.38%     4.87%     5.07%      5.73%       6.01%     6.38%
 Expenses without waivers, reimbursements
  and earnings credits ........................    2.44%     2.44%     3.85%      3.15%       2.09%     2.22%
 Net investment income without waivers,
  reimbursements and earnings credits .........    4.69%     3.18%     1.97%      3.33%       4.67%     4.91%
Portfolio turnover rate .......................      50%       19%      110%        87%         48%       17%

                                                  Chase U.S. Government Securities Fund
                                                  -------------------------------------
                                                            Investor Shares
                                                  -------------------------------------
                                                     1/1/00      Year     11/10/98*
                                                     Through     Ended    Through
                                                     6/30/00    12/31/99  12/31/98
                                                     -------    --------  ---------
Per share operating performance:
Net asset value, beginning of period ..........      $ 12.84    $ 13.83    $14.42
                                                     -------    -------    ------
Income from investment operations:
 Net investment income ........................         0.40       0.61      0.09
 Net gains or losses in investments (both
  realized and unrealized) ....................         0.14      (0.99)     0.10
                                                     -------    -------    ------
  Total from investment operations ............         0.54      (0.38)     0.19
                                                     -------    -------    ------
Less distributions:
 Dividends from net investment income .........        0.40        0.61      0.09
 Distributions from capital gains .............           --         --      0.68
 In excess of realized capital gains ..........           --         --      0.01
                                                     -------    -------    ------
  Total distributions .........................         0.40       0.61      0.78
                                                     -------    -------    ------
Net asset value, end of period ................      $ 12.98      12.84    $13.83
                                                     =======    =======    ======
Total return ..................................         4.23%     (2.79%)    1.37%
Ratios/supplemental data:
 Net assets, end of period (millions) .........      $     +    $     +    $    +
Ratios to average net assets:#
 Expenses .....................................         1.00%      1.00%     1.03%
 Net investment income ........................         6.13%      4.62%     4.45%
 Expenses without waivers, reimbursements
  and earnings credits ........................        28.53%     45.80%     1.92%
 Net investment income without waivers,
  reimbursements and earnings credits .........       (21.40%)   (40.18%)    3.56%
Portfolio turnover rate .......................           50%        19%      110%

 * Commencement of offering of class of shares.
 # Short periods have been annualized.
 + Amount rounds to less than one million.

                       See notes to financial statements.

------------------------------------------------------------

       CHASE FUNDS FINANCIAL HIGHLIGHTS (unaudited)

------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                   Chase Income Fund
                                                ------------------------------------------------------------
                                                                          Premier Shares
                                                ------------------------------------------------------------
                                                 1/1/00            For the Years Ended December 31,
                                                 Through   -------------------------------------------------
                                                 6/30/00    1999      1998      1997      1996      1995
                                                ---------  ------    ------    ------    ------    ------
Per share operating performance:
Net asset value, beginning of period ..........  $18.71    $20.47    $20.18    $18.56    $18.21    $15.39
                                                 ------    ------    ------    ------    ------    ------
Income from investment operations:
 Net investment income ........................    0.57      1.03      1.09      1.14      1.00      0.97
 Net gains or losses in investments (both
  realized and unrealized) ....................   (0.06)     1.59)     0.77      0.48     (0.65)     1.85
                                                 ------    ------    ------    ------    ------    ------
  Total from investment operations ............    0.51     (0.56)     1.86      1.62      0.35      2.82
                                                 ------    ------    ------    ------    ------    ------
Less distributions:
 Dividends from net investment income .........    0.57      1.03      1.09        --        --        --
 Distributions from capital gains .............      --      0.17      0.48        --        --        --
                                                 ------    ------    ------    ------    ------    ------
  Total distributions .........................    0.57      1.20      1.57        --        --        --
                                                 ------    ------    ------    ------    ------    ------
Net asset value, end of period ................  $18.65    $18.71    $20.47    $20.18    $18.56    $18.21
                                                 ======    ======    ======    ======    ======    ======
Total return ..................................    2.78%   (2.78%)     9.47%     8.73%     1.91%    18.38%
Ratios/supplemental data:
 Net assets, end of period (millions) .........  $   62    $   65    $   60    $   51    $   54    $   57
Ratios to average net assets:#
 Expenses .....................................    0.75%     0.75%     0.75%     0.75%     0.75%     0.75%
 Net investment income ........................    6.19%     5.28%     5.28%     5.82%     5.58%     5.77%
 Expenses without waivers, reimbursements
  and earnings credits ........................    0.95%     0.93%     0.94%     1.14%     1.07%     1.08%
 Net investment income without waivers,
  reimbursements and earnings credits .........    5.99%     5.10%     5.09%     5.43%     5.26%     5.44%
Portfolio turnover rate .......................      95%      120%       54%       97%       72%       93%

                                                             Chase Income Fund
                                                  -------------------------------------
                                                              Investor Shares
                                                  -------------------------------------
                                                     1/1/00      Year     11/10/98*
                                                     Through     Ended    Through
                                                     6/30/00    12/31/99  12/31/98
                                                     -------    --------  ---------
Per share operating performance:
Net asset value, beginning of period ..........       $18.72    $ 20.46    $20.77
                                                      ------    -------    ------
Income from investment operations:
 Net investment income ........................         0.55       0.98      0.14
 Net gains or losses in investments (both
  realized and unrealized) ....................        (0.05)     (1.57)     0.18
                                                      ------    -------    ------
  Total from investment operations ............         0.50      (0.59)     0.32
                                                      ------    -------    ------
Less distributions:
 Dividends from net investment income .........         0.55       0.98      0.15
 Distributions from capital gains .............           --       0.17      0.48
                                                      ------    -------    ------
  Total distributions .........................         0.55       1.15      0.63
                                                      ------    -------    ------
Net asset value, end of period ................       $18.67    $ 18.72    $20.46
                                                      ======    =======    ======
Total return ..................................         2.71%     (2.92%     1.54%
Ratios/supplemental data:
 Net assets, end of period (millions) .........       $    1    $     1    $    1
Ratios to average net assets:#
 Expenses .....................................         0.99%      0.99%     1.03%
 Net investment income ........................         5.94%      5.04%     4.72%
 Expenses without waivers, reimbursements
  and earnings credits ........................         4.55%      6.22%     1.44%
 Net investment income without waivers,
  reimbursements and earnings credits .........         2.38%     (0.19%)    4.31%
Portfolio turnover rate .......................           95%       120%       54%

 * Commencement of offering of class of shares.
 # Short periods have been annualized.

                       See notes to financial statements.

------------------------------------------------------------

       CHASE FUNDS FINANCIAL HIGHLIGHTS (unaudited)

------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                    Chase Balanced Fund
                                                ------------------------------------------------------------
                                                                          Premier Shares
                                                ------------------------------------------------------------
                                                 1/1/00            For the Years Ended December 31,
                                                 Through   -------------------------------------------------
                                                 6/30/00    1999      1998      1997      1996      1995
                                                ---------  ------    ------    ------    ------    ------
Per share operating performance:
Net asset value, beginning of period ..........  $38.50    $34.54    $29.26    $23.66    $21.25    $17.16
                                                 ------    ------    ------    ------   -------   -------
Income from investment operations:
 Net investment income ........................    0.42      0.78@     0.73      0.74      0.63      0.57
 Net gains or losses in investments (both
  realized and unrealized) ....................    0.62      4.07      6.53      4.86      1.78      3.52
                                                 ------    ------    ------    ------   -------   -------
  Total from investment operations ............    1.04      4.85      7.26      5.60      2.41      4.09
                                                 ------    ------    ------    ------   -------   -------
Less distributions:
 Dividends from net investment income .........    0.48      0.70      0.73        --        --        --
 Distributions from capital gains .............      --      0.19      1.25        --        --        --
                                                 ------    ------    ------    ------   -------   -------
  Total distributions .........................    0.48      0.89      1.98        --        --        --
                                                 ------    ------    ------    ------   -------   -------
Net asset value, end of period ................  $39.06    $38.50    $34.54    $29.26    $23.66    $21.25
                                                 ======    ======    ======    ======   =======   =======
Total return ..................................    2.68%    14.23%    25.15%    23.67%    11.31%    23.83%
Ratios/supplemental data:
 Net assets, end of period (millions) .........  $  111    $  103    $   59    $   36    $   23    $   21
Ratios to average net assets:#
 Expenses .....................................    1.00%     1.00%     1.00%     1.00%     1.00%     1.00%
 Net investment income ........................    2.21%     2.19%     2.32%     2,73%     2.82%     2.94%
 Expenses without waivers, reimbursements
  and earnings credits ........................    1.10%     1.19%     1.28%     1.28%     1.17%     1.17%
 Net investment income without waivers,
  reimbursements and earnings credits .........    2.11%     2.00%     2.04%     2.45%     2.65%     2.77%
Portfolio turnover rate .......................      74%       45%       58%       64%       70%       98%

                                                            Chase Balanced Fund
                                                  -------------------------------------
                                                              Investor Shares
                                                  -------------------------------------
                                                     1/1/00      Year      10/16/98*
                                                     Through     Ended     Through
                                                     6/30/00    12/31/99   12/31/98
                                                     -------    --------   ---------
er share operating performance:
Net asset value, beginning of period ..........       $38.46     $34.51     $  31.87
                                                      ------     ------     --------
Income from investment operations:
 Net investment income ........................         0.39       0.70@        0.10
 Net gains or losses in investments (both
  realized and unrealized) ....................         0.60       4.05         3.95
                                                      ------     ------     --------
  Total from investment operations ............         0.99       4.75         4.05
                                                      ------     ------     --------
Less distributions:
 Dividends from net investment income .........         0.43       0.61         0.16
 Distributions from capital gains .............           --       0.19         1.25
                                                      ------     ------     --------
  Total distributions .........................         0.43       0.80         1.41
                                                      ------     ------     --------
Net asset value, end of period ................       $39.02     $38.46     $  34.51
                                                      ======     ======     ========
Total return ..................................         2.55%     13.94%       12.78%
Ratios/supplemental data:
 Net assets, end of period (millions) .........            2     $    2     $      1
Ratios to average net assets:#
 Expenses .....................................         1.25%      1.25%        1.25%
 Net investment income ........................         1.97%      1.94%        1.84%
 Expenses without waivers, reimbursements
  and earnings credits ........................         3.07%      3.34%      107.16%
 Net investment income without waivers,
  reimbursements and earnings credits .........         0.15%     (0.15%)    (104.07%)
Portfolio turnover rate .......................           74%        45%          58%

 * Commencement of offering of class of shares.
 # Short periods have been annualized.
 @ Calculated based upon average shares outstanding.

                       See notes to financial statements.

------------------------------------------------------------

       CHASE FUNDS FINANCIAL HIGHLIGHTS (unaudited)

------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                   Chase Equity Income Fund
                                                ------------------------------------------------------------
                                                                          Premier Shares
                                                ------------------------------------------------------------
                                                 1/1/00            For the Years Ended December 31,
                                                 Through   -------------------------------------------------
                                                 6/30/00    1999      1998      1997      1996      1995
                                                ---------  ------    ------    ------    ------    ------
Per share operating performance:
Net asset value, beginning of period ..........  $49.80    $46.14    $36.97    $28.21    $23.93    $17.90
                                                 ------    ------    ------    ------    ------    ------
Income from investment operations:
 Net investment income ........................    0.14      0.32@     0.33      0.40      0.43      0.44
 Net gains or losses in investments (both
  realized and unrealized) ....................    0.58      5.65      9.32      8.36      3.85      5.59
                                                 ------    ------    ------    ------    ------    ------
  Total from investment operations ............    0.72      5.97      9.65      8.76      4.28      6.03
                                                 ------    ------    ------    ------    ------    ------
Less distributions:
 Dividends from net investment income .........    0.14      0.31      0.34        --        --        --
 Distributions from capital gains .............      --      2.00      0.14        --        --        --
                                                 ------    ------    ------    ------    ------    ------
  Total distributions .........................    0.14      2.31      0.48        --        --        --
                                                 ------    ------    ------    ------    ------    ------
Net asset value, end of period ................   50.38    $49.80    $46.14    $36.97    $28.21    $23.93
                                                 ======    ======    ======    ======    ======    ======
Total return ..................................    1.44%    13.06%    26.20%    31.50%    17.87%    33.72%
Ratios/supplemental data:
 Net assets, end of period (millions) .........  $  162    $  170    $  128    $   75    $   63    $   55
Ratios to average net assets:#
 Expenses .....................................    1.00%     1.00%     1.00%     1.00%     1.00%     1.00%
 Net investment income ........................    0.56%     0.66%     0.82%     1.67%     1.67%     2.10%
 Expenses without waivers, reimbursements
  and earnings credits ........................    1.05%     1.09%     1.10%     1.11%     1.07%     1.09%
 Net investment income without waivers,
  reimbursements and earnings credits .........    0.51%     0.57%     0.72%     1.56%     1.60%     2.01%
Portfolio turnover rate .......................       6%       16%        3%       14%       24%       11%

                                                         Chase Equity Income Fund
                                                  -------------------------------------
                                                              Investor Shares
                                                  -------------------------------------
                                                     1/1/00      Year     8/24/98*
                                                     Through     Ended    Through
                                                     6/30/00    12/31/99  12/31/98
                                                     -------    --------  ---------
Per share operating performance:
Net asset value, beginning of period ..........       $49.83     $46.23      $ 40.49
                                                      ------     ------      -------
Income from investment operations:
 Net investment income ........................         0.07       0.20@        0.06
 Net gains or losses in investments (both
  realized and unrealized) ....................         0.58       5.63         5.89
                                                      ------     ------      -------
  Total from investment operations ............         0.65       5.83         5.95
                                                      ------     ------      -------
Less distributions:
 Dividends from net investment income .........         0.07       0.23         0.07
 Distributions from capital gains .............           --       2.00         0.14
                                                      ------     ------      -------
  Total distributions .........................         0.07       2.23         0.21
                                                      ------     ------      -------
Net asset value, end of period ................       $50.41     $49.83       $46.23
                                                      ======     ======      =======
Total return ..................................         1.32%     12.70%       14.70%
Ratios/supplemental data:
 Net assets, end of period (millions) .........       $    5     $    4      $     1
Ratios to average net assets:#
 Expenses .....................................       $ 1.25%      1.24%        1.18%
 Net investment income ........................         0.30%      0.42%        0.57%
 Expenses without waivers, reimbursements
  and earnings credits ........................         2.40%      3.33%       37.61%
 Net investment income without waivers,
  reimbursements and earnings credits .........        (0.85%)    (1.67%)     (35.86%)
Portfolio turnover rate .......................            6%        16%           3%

 * Commencement of offering of class of shares.
 # Short periods have been annualized.
 @ Calculated based upon average shares outstanding.

                       See notes to financial statements.

------------------------------------------------------------

       CHASE FUNDS FINANCIAL HIGHLIGHTS (unaudited)

------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                 Chase Small Capitalization Fund
                                                ------------------------------------------------------------
                                                                          Premier Shares
                                                ------------------------------------------------------------
                                                 1/1/00            For the Years Ended December 31,
                                                 Through   -------------------------------------------------
                                                 6/30/00    1999      1998      1997      1996      1995
                                                ---------  ------    ------    ------    ------    ------
Per share operating performance:
Net asset value, beginning of period ..........  $22.60    $19.96    $21.78    $17.55    $13.41    $10.23
                                                 ------    ------    ------    ------    ------    ------
Income from investment operations:
 Net investment income ........................   (0.02)@   (0.02)@   (0.01)     0.02      0.01      0.05
 Net gains or losses in investments (both
  realized and unrealized) ....................    2.70      2.66     (0.46)     4.21      4.13      3.13
                                                 ------    ------    ------    ------    ------    ------
  Total from investment operations ............    2.68      2.64     (0.47)     4.23      4.14      3.18
                                                 ------    ------    ------    ------    ------    ------
Less distributions:
 Dividends from capital gains .................      --        --      0.71        --        --        --
 In excess of net realized gain on investment        --        --      0.64        --        --        --
                                                 ------    ------    ------    ------    ------    ------
  Total distributions .........................      --        --      1.35        --        --        --
                                                 ------    ------    ------    ------    ------    ------
Net asset value, end of period ................  $25.28    $22.60    $19.96    $21.78    $17.55    $13.41
                                                 ======    ======    ======    ======    ======    ======
Total return ..................................   11.86%    13.23%    (1.83%)   24.08%    30.88%    31.14%
Ratios/supplemental data:
 Net assets, end of period (millions) .........  $  110    $   93    $   65    $   40    $   21    $   13
Ratios to average net assets:#
 Expenses .....................................    1.00%     1.00%     1.00%     1.00%     1.22%     1.35%
 Net investment income ........................   (0.17%)   (0.13%)   (0.03%)    0.13%     0.04%     0.46%
 Expenses without waivers and
  reimbursements ..............................    1.13%     1.21%     1.26%     1.40%     1.37%     1.50%
 Net investment income without waivers
  and reimbursements ..........................   (0.30%)   (0.34%)   (0.29%)   (0.27%)   (0.11%)    0.31%
Portfolio turnover rate .......................      32%       60%       45%       43%       68%       89%

                                                     Chase Small Capitalization Fund
                                                  -------------------------------------
                                                              Investor Shares
                                                  -------------------------------------
                                                     1/1/00      Year     8/12/98*
                                                     Through     Ended    Through
                                                     6/30/00    12/31/99  12/31/98
                                                     -------    --------  ---------
Per share operating performance:
Net asset value, beginning of period ..........       $22.51     $19.94      $ 19.86
                                                      ------     ------      -------
Income from investment operations:
 Net investment income ........................        (0.04)@    (0.08)@      (0.01)
 Net gains or losses in investments (both
  realized and unrealized) ....................         2.67       2.65         1.44
                                                      ------     ------      -------
  Total from investment operations ............         2.63       2.57         1.43
                                                      ------     ------      -------
Less distributions:
 Dividends from capital gains .................           --         --         0.71
 In excess of net realized gain on investment             --         --         0.64
                                                      ------     ------      -------
  Total distributions .........................           --         --         1.35
                                                      ------     ------      -------
Net asset value, end of period ................       $25.14     $22.51      $ 19.94
                                                      ======     ======      =======
Total return ..................................        11.68%     12.89%        7.56%
Ratios/supplemental data:
 Net assets, end of period (millions) .........       $    4     $    1      $     1
Ratios to average net assets:#
 Expenses .....................................         1.24%      1.24%        1.24%
 Net investment income ........................        (0.38%)    (0.37%)     ( 0.18%)
 Expenses without waivers and
  reimbursements ..............................         2.89%      6.02%       74.81%
 Net investment income without waivers
  and reimbursements ..........................        (2.03%)    (5.15%)     (73.75%)
Portfolio turnover rate .......................           32%        60%          45%

 * Commencement of offering of class of shares.
 # Short periods have been annualized.
 @ Calculated based upon average shares outstanding.

                       See notes to financial statements.

------------------------------------------------------------

       CHASE FUNDS FINANCIAL HIGHLIGHTS (unaudited)

------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                   Chase Core Equity Fund
                                                ------------------------------------------------------------
                                                                          Premier Shares
                                                ------------------------------------------------------------
                                                 1/1/00            For the Years Ended December 31,
                                                 Through   -------------------------------------------------
                                                 6/30/00    1999      1998      1997      1996      1995
                                                ---------  ------    ------    ------    ------    ------
Per share operating performance:
Net asset value, beginning of period ..........  $32.24    $26.52    $21.25    $15.94    $13.01    $10.36
                                                 ------    ------    ------    ------    ------    ------
Income from investment operations:
 Net investment income ........................  (0.01)@     0.04@     0.09      0.14      0.16      0.17
 Net gains or losses in investments (both
  realized and unrealized) ....................    0.31      6.27      6.44      5.17      2.77      2.48
                                                 ------    ------    ------    ------    ------    ------
  Total from investment operations ............    0.30      6.31      6.53      5.31      2.93      2.65
                                                 ------    ------    ------    ------    ------    ------
Less distributions:
 Dividends from net investment income .........      --      0.04      0.09        --        --        --
 Distributions from capital gains .............      --      0.55      1.17        --        --        --
                                                 ------    ------    ------    ------    ------    ------
  Total distributions .........................      --      0.59      1.26        --        --        --
                                                 ------    ------    ------    ------    ------    ------
Net asset value, end of period ................  $32.54    $32.24    $26.52    $21.25    $15.94    $13.01
                                                 ======    ======    ======    ======    ======    ======
Total return ..................................    0.93%    23.89%    30.95%    33.33%    22.54%    25.53%
Ratios/supplemental data:
 Net assets, end of period (millions) .........  $  193    $  181    $   89    $   51    $   29    $   24
Ratios to average net assets:#
 Expenses .....................................    1.00%     1.00%     1.00%     1.00%     1.00%     1.00%
 Net investment income ........................   (0.05%)    0.13%     0.39%     0.74%     1.10%     1.44%
 Expenses without waivers and
  reimbursements ..............................    1.06%     1.11%     1.18%     1.20%     1.14%     1.17%
 Net investment income without waivers
  and reimbursements ..........................    0.11%     0.02%     0.21%     0.54%     0.96%     1.27%
Portfolio turnover rate .......................      --        11%-      32%       24%       29%      133%

                                                           Chase Core Equity Fund
                                                  -------------------------------------
                                                              Investor Shares
                                                  -------------------------------------
                                                     1/1/00      Year     9/10/98*
                                                     Through     Ended    Through
                                                     6/30/00    12/31/99  12/31/98
                                                     -------    --------  ---------
Per share operating performance:
Net asset value, beginning of period ..........       $32.19     $26.52      $ 21.49
                                                      ------     ------      -------
Income from investment operations:
 Net investment income ........................        (0.05)@    (0.05)@         --
 Net gains or losses in investments (both
  realized and unrealized) ....................         0.31       6.28         6.22
                                                      ------     ------      -------
  Total from investment operations ............         0.26       6.23         6.22
                                                      ------     ------      -------
Less distributions:
 Dividends from net investment income .........           --       0.01         0.02
 Distributions from capital gains .............           --       0.55         1.17
                                                      ------     ------      -------
  Total distributions .........................           --       0.56         1.19
                                                      ------     ------      -------
Net asset value, end of period ................       $32.45     $32.19      $ 26.52
                                                      ======     ======      =======
Total return ..................................         0.81%     23.59%       29.08%
Ratios/supplemental data:
 Net assets, end of period (millions) .........       $    9     $    6      $     1
Ratios to average net assets:#
 Expenses .....................................         1.25%      1.24%        1.23%
 Net investment income ........................        (0.30%)    (0.13%)      (0.03%)
 Expenses without waivers and
  reimbursements ..............................         2.15%      3.02%      140.46%
 Net investment income without waivers
  and reimbursements ..........................        (1.20%)    (1.89%)    (139.26%)
Portfolio turnover rate .......................           --         11%-         32%

 * Commencement of offering of class of shares.
 # Short periods have been annualized.
 - Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in CEP see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
 @ Calculated based upon average shares outstanding.

                       See notes to financial statements.

------------------------------------------------------------

       CHASE FUNDS FINANCIAL HIGHLIGHTS (unaudited)

------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                 Chase Equity Growth Fund
                                                ------------------------------------------------------------
                                                                          Premier Shares
                                                ------------------------------------------------------------
                                                 1/1/00            For the Years Ended December 31,
                                                 Through   -------------------------------------------------
                                                 6/30/00    1999      1998      1997      1996      1995
                                                ---------  ------    ------    ------    ------    ------
Per share operating performance:
Net asset value, beginning of period ..........  $68.09    $52.36    $38.36    $27.95    $23.20    $18.44
                                                 ------    ------    ------    ------    ------    ------
Income from investment operations:
 Net investment income ........................   (0.13)@   (0.14)@    0.03      0.07      0.10      0.17
 Net gains or losses in investments (both
  realized and unrealized) ....................    1.43     16.78     15.78     10.34      4.65      4.59
                                                 ------    ------    ------    ------    ------    ------
  Total from investment operations ............    1.30     16.64     15.81     10.41      4.75      4.76
                                                 ------    ------    ------    ------    ------    ------
Less distributions:
 Dividends from net investment income .........      --        --      0.03        --        --        --
 Distributions from capital gains .............      --      0.91      1.78        --        --        --
                                                 ------    ------    ------    ------    ------    ------
  Total distributions .........................      --      0.91      1.81        --        --        --
                                                 ------    ------    ------    ------    ------    ------
Net asset value, end of period ................  $69.39    $68.09    $52.36    $38.36    $27.95    $23.20
                                                 ======    ======    ======    ======    ======    ======
Total return ..................................    1.91%    31.85%    41.38%    37.20%    20.52%    25.78%
Ratios/supplemental data:
 Net assets, end of period (millions) .........  $  365    $  320    $  179    $   74    $   57    $   46
Ratios to average net assets:#
 Expenses .....................................    1.00%     1.00%     1.00%     1.00%     1.00%     1.00%
 Net investment income ........................   (0.38%)   (0.24%)    0.05%     0.20%     0.41%     0.78%
 Expenses without waivers and
  reimbursements ..............................    1.02%     1.03%     1.09%     1.11%     1.08%     1.10%
 Net investment income without waivers
  and reimbursements ..........................   (0.40%)   (0.27%)   (0.04%)    0.09%     0.33%     0.68%
Portfolio turnover rate .......................      --        15%-      35%       35%       62%       99%

                                                         Chase Equity Growth Fund
                                                  -------------------------------------
                                                              Investor Shares
                                                  -------------------------------------
                                                     1/1/00      Year     8/13/98*
                                                     Through     Ended    Through
                                                     6/30/00    12/31/99  12/31/98
                                                     -------    --------  ---------
Per share operating performance:
Net asset value, beginning of period ..........       $67.85     $52.30     $45.57
                                                      ------     ------     ------
Income from investment operations:
 Net investment income ........................        (0.21)@    (0.29)@    (0.02)
 Net gains or losses in investments (both
  realized and unrealized) ....................         1.41      16.75       8.53
                                                      ------     ------     ------
  Total from investment operations ............         1.20      16.46       8.51
                                                      ------     ------     ------
Less distributions:
 Dividends from net investment income .........           --         --         --
 Distributions from capital gains .............           --       0.91       1.78
                                                      ------     ------     ------
  Total distributions .........................           --       0.91       1.78
                                                      ------     ------     ------
Net asset value, end of period ................       $69.05     $67.85     $52.30
                                                      ======     ======     ======
Total return ..................................         1.77%     31.54%     18.80%
Ratios/supplemental data:
 Net assets, end of period (millions) .........       $   32     $   15     $    1
Ratios to average net assets:#
 Expenses .....................................         1.25%      1.24%      1.25%
 Net investment income ........................       ( 0.64%)    (0.48%)    (0.19%)
 Expenses without waivers and
  reimbursements ..............................         1.81%      2.34%      5.88%
 Net investment income without waivers
  and reimbursements ..........................        (1.20%)    (1.58%)     4.82%
Portfolio turnover rate .......................           --         15%-       35%

 * Commencement of offering of class of shares.
 # Short periods have been annualized.
 - Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in EGP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
 @ Calculated based upon average shares outstanding.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CORE EQUITY PORTFOLIO
Portfolio of Investments
--------------------------------------------------------------------------------

As of June 30, 2000 (unaudited)
(Amounts in Thousands)

Shares        Issuer                                                 Value
--------------------------------------------------------------------------------
  Long-Term Investments -- 96.9%
--------------------------------------------------------------------------------
              Common Stock -- 96.9%
              ---------------------
              Advertising -- 0.5%
   16         Omnicom Group                                         $1,421
              Airlines -- 1.0%
  144         Southwest Airlines, Inc.                               2,727
              Automotive -- 0.9%
   33         Ford Motor Co.                                         1,437
   14         General Motors Corp.                                     794
    4         Visteon Corp. *                                           53
                                                                    ------
                                                                     2,284
              Banking -- 1.5%
   32         Bank of America Corp.                                  1,397
   56         Bank of New York Co., Inc.                             2,615
                                                                    ------
                                                                     4,012
              Biotechnology -- 1.1%
   42         Amgen, Inc. *                                          2,915
              Computer Networks -- 3.2%
  134         Cisco Systems, Inc. *                                  8,492
              Computer Software -- 5.6%
  105         Microsoft Corp. *                                      8,438
   57         Oracle Corp. *                                         4,787
   26         Symantec Corp. *                                       1,400
                                                                    ------
                                                                    14,625
              Computers/Computer Hardware -- 6.7%
   69         Dell Computer Corp. *                                  3,389
   66         EMC Corp. *                                            5,086
   22         Hewlett-Packard Co.                                    2,691
   31         International Business Machines Corp.                  3,410
   34         Sun Microsystems, Inc. *                               3,087
                                                                    ------
                                                                    17,663
              Consumer Products -- 3.5%
   47         Avon Products, Inc.                                    2,096
   55         Colgate-Palmolive Co.                                  3,277
   34         Gillette Co.                                           1,170
   47         Philip Morris Companies, Inc.                          1,240
   25         Procter & Gamble Co.                                   1,433
                                                                    ------
                                                                     9,216
              Diversified -- 5.5%
  224         General Electric Co.                                  11,862
   56         Tyco International LTD (Bermuda)                       2,660
                                                                    ------
                                                                    14,522
              Electronics/Electrical Equipment -- 2.9%
    8         Agilent Technologies, Inc. *                             604
   23         Molex, Inc.                                            1,092
   31         Sanmina Corp. *                                        2,676
   78         Solectron Corp. *                                      3,273
                                                                    ------
                                                                     7,645
              Financial Services -- 8.6%
  120         American Express Co.                                   6,244
   98         Charles Schwab Corp.                                   3,310
   97         Citigroup, Inc.                                        5,852
   31         Merrill Lynch & Co., Inc.                              3,554
   44         Morgan Stanley Dean Witter & Co.                       3,621
                                                                    ------
                                                                    22,581

                       See notes to financial statements.

CORE EQUITY PORTFOLIO
Portfolio of Investments (Continued)

As of June 30, 2000 (unaudited)
(Amounts in Thousands)

Shares        Issuer                                                 Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Food/Beverage Products -- 3.4%
   31         Anheuser-Busch Companies, Inc.                       $ 2,340
   49         Coca-Cola Co.                                          2,806
   86         PepsiCo, Inc.                                          3,799
                                                                   -------
                                                                     8,945
              Health Care/Health Care Services -- 2.1%
   46         Guidant Corp. *                                        2,262
   63         Medtronic, Inc.                                        3,126
                                                                   -------
                                                                     5,388
              Insurance -- 3.0%
   67         American International Group, Inc.                     7,842
              Internet Services/Software -- 1.4%
   44         America Online, Inc. *                                 2,318
   10         Yahoo! Inc. *                                          1,270
                                                                   -------
                                                                     3,588
              Machinery & Engineering Equipment -- 0.4%
   27         Dover Corp.                                            1,083
              Metals/Mining -- 0.8%
   68         Alcoa, Inc.                                            1,982
              Multi-Media -- 2.5%
   90         The Walt Disney Co.                                    3,503
   41         Time Warner, Inc.                                      3,152
                                                                   -------
                                                                     6,655
              Oil & Gas -- 5.6%
   29         BJ Services Co. *                                      1,816
   21         Chevron Corp.                                          1,768
  101         Exxon Mobil Corp.                                      7,921
   51         Royal Dutch Petroleum Co., N.Y. Registered Shares
                (Netherlands)                                        3,109
                                                                   -------
                                                                    14,614
              Pharmaceuticals -- 7.6%
   28         American Home Products Corp.                           1,622
   40         Bristol-Myers Squibb Co.                               2,352
   24         Eli Lilly & Co.                                        2,427
   25         Johnson & Johnson                                      2,544
   47         Merck & Co., Inc.                                      3,565
  156         Pfizer, Inc.                                           7,477
                                                                   -------
                                                                    19,987
              Retailing -- 7.6%
   35         Albertson's, Inc.                                      1,154
   47         Best Buy Co., Inc. *                                   2,952
   61         Home Depot, Inc.                                       3,044
   35         Target Corp.                                           2,036
  131         Wal-Mart Stores, Inc.                                  7,555
   97         Walgreen Co.                                           3,114
                                                                   -------
                                                                    19,855
              Semi-Conductors -- 7.9%
   41         Altera Corp. *                                         4,149
   42         Applied Materials, Inc. *                              3,829
   71         Intel Corp.                                            9,529
   48         Texas Instruments, Inc.                                3,276
                                                                   -------
                                                                    20,783

                       See notes to financial statements.

CORE EQUITY PORTFOLIO
Portfolio of Investments (Continued)

As of June 30, 2000 (unaudited)
(Amounts in Thousands)

Shares        Issuer                                                 Value
--------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Telecommunications -- 5.5%
   34         AT&T Corp.                                           $  1,080
   52         BellSouth Corp.                                         2,219
   31         GTE Corp.                                               1,938
   71         SBC Communications, Inc.                                3,053
   43         Sprint Corp. (FON Group)                                2,206
   89         WorldCom, Inc. *                                        4,066
                                                                   --------
                                                                     14,562
              Telecommunications Equipment -- 5.3%
   61         ADC Telecommunications, Inc. *                          5,149
   10         JDS Uniphase Corp. *                                    1,247
   53         Lucent Technologies, Inc.                               3,157
   63         Nortel Networks Corp., (Canada)                         4,266
                                                                   --------
                                                                     13,819
              Utilities -- 2.8%
   48         AES Corp. *                                             2,176
   21         Duke Energy Corp.                                       1,206
   61         Enron Corp.                                             3,922
                                                                   --------
                                                                      7,304
--------------------------------------------------------------------------------
              Total Long-Term Investments                           254,510
              (Cost $193,218)
--------------------------------------------------------------------------------
  Short-Term Investment -- 3.1%
--------------------------------------------------------------------------------

  Principal
  Amount
              Repurchase Agreement -- 3.1%
              ----------------------------
$8,261        Greenwich Capital Markets, Inc., in a joint trading
                account at 6.80%, due 07/03/00, (Dated 06/30/00,
                Proceeds $8,266, Secured by GNMA & FHLMC, $8,479,
                7.00% through 7.50%, due 11/15/21 through
                07/16/24; Market Value $8,427)                       8,261
              (Cost $8,261)
--------------------------------------------------------------------------------
                Total Investments -- 100.0%                       $262,771
                (Cost $201,479)
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO
Portfolio of Investments
--------------------------------------------------------------------------------

As of June 30, 2000 (unaudited)
(Amounts in Thousands)

Shares        Issuer                                                Value
--------------------------------------------------------------------------------
  Long-Term Investments -- 97.7%
--------------------------------------------------------------------------------
              Common Stock -- 97.7%
              ---------------------
              Biotechnology -- 5.8%
  226         Amgen, Inc. *                                        $15,907
   85         Biogen, Inc. *                                         5,486
   68         MedImmune, Inc. *                                      5,051
                                                                   -------
                                                                    26,444
              Computer Networks -- 5.5%
  400         Cisco Systems, Inc. *                                 25,435
              Computer Software -- 7.0%
  205         Microsoft Corp. *                                     16,392
  186         Oracle Corp. *                                        15,669
                                                                   -------
                                                                    32,061
              Computers/Computer Hardware -- 11.1%
  164         Dell Computer Corp. *                                  8,068
  301         EMC Corp. *                                           23,147
   95         International Business Machines Corp.                 10,433
  103         Sun Microsystems, Inc. *                               9,394
                                                                   -------
                                                                    51,042
              Consumer Products -- 1.6%
  114         Gillette Co.                                           3,987
   58         Procter & Gamble Co.                                   3,316
                                                                   -------
                                                                     7,303
              Diversified -- 6.1%
  477         General Electric Co.                                  25,292
   60         Tyco International LTD (Bermuda)                       2,824
                                                                   -------
                                                                    28,116
              Electronics/Electrical Equipment -- 1.9%
   92         Molex, Inc.                                            4,413
   76         Symbol Technologies, Inc.                              4,109
                                                                   -------
                                                                     8,522
              Financial Services -- 6.0%
  337         Charles Schwab Corp.                                  11,322
   77         Merrill Lynch & Co., Inc.                              8,907
   86         Morgan Stanley Dean Witter & Co.                       7,197
                                                                   -------
                                                                    27,426
              Food/Beverage Products -- 2.5%
   94         Coca-Cola Co.                                          5,383
  141         PepsiCo, Inc.                                          6,269
                                                                   -------
                                                                    11,652
              Health Care/Health Care Services -- 1.4%
   35         Medtronic, Inc.                                        1,748
   54         UnitedHealth Group Inc.                                4,614
                                                                   -------
                                                                     6,362
              Multi-Media -- 3.7%
  260         The Walt Disney Co.                                   10,072
   90         Time Warner, Inc.                                      6,823
                                                                   -------
                                                                    16,895
              Pharmaceuticals -- 10.8%
   59         Bristol-Myers Squibb Co.                               3,429
   74         Eli Lilly & Co.                                        7,426
   54         Johnson & Johnson                                      5,509

                       See notes to financial statements.

EQUITY GROWTH PORTFOLIO
Portfolio of Investments (Continued)

As of June 30, 2000 (unaudited)
(Amounts in Thousands)

Shares        Issuer                                                Value
---------------------------------------------------------------------------
  Long-Term Investments -- Continued
---------------------------------------------------------------------------
              Pharmaceuticals -- Continued
  105         Merck & Co., Inc.                                    $  8,017
  437         Pfizer, Inc.                                           20,993
   83         Pharmacia Corp.                                         4,275
                                                                    -------
                                                                     49,649
              Restaurants/Food Services -- 1.2%
  191         Tricon Global Restaurants, Inc. *                       5,394
              Retailing --7.3%
  133         Best Buy Co., Inc. *                                    8,406
  178         Home Depot, Inc.                                        8,883
  283         Wal-Mart Stores, Inc.                                  16,307
                                                                    -------
                                                                     33,596
              Semi-Conductors -- 17.9%
  232         Applied Materials, Inc. *                              21,025
  211         Intel Corp.                                            28,238
  143         KLA-Tencor Corp. *                                      8,372
  310         Novellus Systems, Inc. *                               17,556
  105         Texas Instruments, Inc.                                 7,185
                                                                    -------
                                                                     82,376
              Telecommunications -- 1.5%
   77         Nextel Communications, Inc., Class A *                  4,726
   39         Sprint Corp. (FON Group)                                2,006
                                                                    -------
                                                                      6,732
              Telecommunications Equipment -- 6.4%
   38         ADC Telecommunications, Inc. *                          3,204
   47         JDS Uniphase Corp. *                                    5,682
  148         Lucent Technologies, Inc.                               8,745
  170         Nortel Networks Corp. (Canada)                         11,630
                                                                    -------
                                                                     29,261
---------------------------------------------------------------------------
             Total Long-Term Investments                            448,266
             (Cost $299,713)
---------------------------------------------------------------------------
Short-Term Investment -- 2.3%
---------------------------------------------------------------------------

Principal
 Amount
                Repurchase Agreement -- 2.3%
                ----------------------------
$10,602       Greenwich Capital Markets, Inc., in a joint trading
                account at 6.80%, due 07/03/00, (Dated 06/30/00,
                Proceeds $10,608, Secured by GNMA, $10,695, 7.50%,
                due 07/16/24; Market Value $10,817)                  10,602
              (Cost $10,602)
---------------------------------------------------------------------------
              Total Investments -- 100.0%                          $458,868
              (Cost $310,315)
---------------------------------------------------------------------------

INDEX:
*     -- Non-income producing security.
FHLMC -- Federal Home Loan Mortgage Corporation.
GNMA  -- Government National Mortgage Association.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Statement of Assets and Liabilities As of June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                                                      Equity
                                                       Core Equity    Growth
                                                        Portfolio    Portfolio
   ASSETS:
    Investment securities, at value (Note 1) ......... $262,771      $458,868
    Cash .............................................        1             1
    Receivables:
     Interest and dividends ..........................      103           113
-----------------------------------------------------------------------------
       Total Assets ..................................  262,875       458,982
-----------------------------------------------------------------------------
   LIABILITIES:
    Accrued liabilities: (Note 2)
     Investment advisory fees ........................      147           265
     Administration fees .............................       10            18
     Other ...........................................       56            47
-----------------------------------------------------------------------------
       Total Liabilities .............................      213           330
-----------------------------------------------------------------------------
   NET ASSETS APPLICABLE TO INVESTORS'
   BENEFICIAL INTERESTS .............................. $262,662      $458,652
-----------------------------------------------------------------------------
    Cost of investments .............................. $201,479      $310,315

                       See notes to financial statements.

--------------------------------------------------------------------------------
CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Statement of Operations For the six months ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                                                                    Equity
                                                                    Core Equity     Growth
                                                                     Portfolio     Portfolio
   INVESTMENT INCOME:
    Dividend .....................................................    $  789       $  730
    Interest .....................................................       325          545
    Foreign taxes withheld .......................................        (4)          (1)
-------------------------------------------------------------------------------------------------
       Total investment income ...................................     1,110        1,274
-------------------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees .....................................       879        1,544
    Administration fees ..........................................        59          103
    Custody and accounting fees ..................................        41           43
    Professional fees ............................................        28           29
    Trustees' fees and expenses ..................................         3            4
    Other ........................................................        13           16
-------------------------------------------------------------------------------------------------
       Total expenses ............................................     1,023        1,739
    Less amounts waived (Note 2A) ................................        71           51
-------------------------------------------------------------------------------------------------
      Net expenses ...............................................       952        1,688
-------------------------------------------------------------------------------------------------
       Net investment income (loss) ..............................       158         (414)
-------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investment transactions .................     3,089        5,683
    Change in net unrealized appreciation of investments .........       628        3,222
-------------------------------------------------------------------------------------------------
    Net realized and unrealized gain on investments ..............     3,717        8,905
-------------------------------------------------------------------------------------------------
    Net increase in net assets from operations ...................    $3,875       $8,491

                      See notes to financial statements.

--------------------------------------------------------------------------------
CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Statement of Changes in Net Assets For the periods indicated (unaudited)
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                                         Core Equity                   Equity Growth
                                                         Portfolio                        Portfolio
                                                 01/01/00         08/12/99*        01/01/00           08/12/99*
                                                 Through          Through          Through            Through
                                                 06/30/00         12/31/99         06/30/00           12/31/99
-----------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
    Net investment income (loss) ...........    $     158         $     173       $    (414)          $     (85)
    Net realized gain (loss) on
    investment transactions ................        3,089             2,121           5,683                (283)
    Change in net unrealized
    appreciation of investments ............          628            23,715           3,222              67,192
---------------------------------------------------------------------------------------------------------------------
      Increase in net assets from
      operations ...........................        3,875            26,009           8,491              66,824
---------------------------------------------------------------------------------------------------------------------
   TRANSACTIONS IN INVESTORS'
   BENEFICIAL INTERESTS (Note 1):
    Contributions ..........................       84,917           207,886         147,474             332,120
    Withdrawals ............................      (39,459)          (20,566)        (61,494)            (34,763)
---------------------------------------------------------------------------------------------------------------------
     Net increase from transactions
     in investors' beneficial interests            45,458           187,320          85,980             297,357
---------------------------------------------------------------------------------------------------------------------
      Total increase in net assets .........       49,333           213,329          94,471             364,181
   NET ASSETS:
    Beginning of period ....................      213,329                --         364,181                  --
---------------------------------------------------------------------------------------------------------------------
    End of period ..........................    $ 262,662         $ 213,329       $ 458,652           $ 364,181

* Commencement of operations.

                       See notes to financial statements.

--------------------------------------------------------------------------------
PORTFOLIOS
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Mutual Fund Master Investment Trust (the "Trust") was organized as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Core Equity Portfolio ("CEP") and Equity Growth Portfolio ("EGP"), collectively the "Portfolios," are separate series of the Trust. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolios.

On August 12, 1999, the Chase Core Equity Fund and Chase Equity Growth Fund (separate portfolios of Mutual Fund Investment Trust) contributed 100% of their investable net assets ($156,409,317 and $240,616,354, respectively) to the newly created CEP and EGP, in a tax-free exchange.

The following is a summary of significant accounting policies followed by the
Portfolios:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer uninvested cash balances into one or more joint trading accounts for the purpose of investing in repurchase agreements. It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held in one or more joint trading accounts by the Portfolios' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

PORTFOLIOS
Notes to Financial Statements (unaudited) (continued)

   C. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   D. Federal income taxes -- The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

   E. Expenses -- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.


2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.75% of the Portfolios' average daily net assets.

   Chase Bank of Texas N.A. ("Chase Texas"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between Chase Texas and Chase. Chase Texas is a wholly-owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.375% of each Portfolio's average daily net assets.

   For the six months ended June 30, 2000, the Advisor voluntarily waived advisory fees of $71,210 and $51,043 for CEP and EGP, respectively.

   B. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

PORTFOLIOS
Notes to Financial Statements (unaudited) (continued)

3. Investment Transactions

For the six months ended June 30, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                                                       CEP         EGP
--------------------------------------------------------------------------------
   Purchases (excluding U.S. Government)..........   $88,762    $205,515
   Sales (excluding U.S. Government) ..............   41,085     112,272

The portfolio turnover rates of CEP and EGP for the six months ended June 30, 2000, were 18% and 28% respectively.

4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2000, are as follows (in thousands):

                                               CEP         EGP
--------------------------------------------------------------------------------
   Aggregate cost .........................  $201,479    $310,315
                                             --------    --------
    Gross unrealized appreciation..........  $ 65,096    $156,084
    Gross unrealized depreciation..........    (3,804)     (7,531)
                                             --------    --------
   Net unrealized appreciation ............  $ 61,292    $148,553
                                             ========    ========

5. Concentrations

At June 30, 2000, CEP and EGP invested 33.0% and 49.8%, respectively, of their portfolios in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers, and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

--------------------------------------------------------------------------------
CHASE FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Investment Adviser, Administrator,              This report is submitted for the general
Shareholder and Fund Servicing                  information of the shareholders of
Agent and Custodian                             the Funds. It is not authorized for
Chase Funds Service Center                      distribution to prospective investors
210 West 10th Street                            in the Funds unless preceded or
Kansas City, MO 64105                           accompanied by a prospectus.

Legal Counsel                                   The financial information in this report
Simpson Thacher & Bartlett                      has been taken from the books and
425 Lexington Avenue                            records of the Funds without examina-
New York, NY 10017                              tion by independent accountants, who
                                                express no opinion thereto.
Independent Accountants
PricewaterhouseCoopers LLP                      To obtain a prospectus for any
1177 Avenue of the Americas                     of the Chase Funds, call
New York, NY 10036                              1-800-5-CHASE-0. The prospectus
                                                contains more complete information,
Chase Funds are distributed by Chase            including charges and ongoing expenses.
Fund Distributors, Inc., which is               Please read it carefully before you
unaffiliated with The Chase Manhattan           invest or send money.
Bank. Chase and its respective affiliates
receive compensation from Chase Funds
for providing investment advisory and
other services.

(C)2000 The Chase Manhattan Corporation.  All Rights Reserved.       August 2000


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